HIP™ TECHNOLOGY LIMITED
Exclusive Worldwide License for the HIP™ Down hole Oil and Gas Process Technology
License Agreement

THIS AGREEMENT dated March 14, 2010 (the "**Effective Date**"),

AMONG:

> **HIP™ Technology Limited** ("HIPTL"), a duly formed and in good standing British Virgin Islands, and **Group Rich Development Limited**, a BVI Corporation, a subsidiary of HIPTL (collectively the "**Licensor**")

AND:

> **HIP Energy (Nevada) Corporation,** a wholly owned subsidiary of **HIP Energy Corp.** ("HIPEC"), and having its registered office at Suite 800 – 885 West Georgia Street, Vancouver BC. V6C 3H1 (the "**Licensee**").

WHEREAS:

A. HIPTL is the owner of proprietary methods and or processes for producing hydrocarbons with high viscosity and/or pour points and/or high paraffin asphaltenes content. This enhanced oil and gas recovery technology is known to the Parties hereto as the "HIP™ Down hole Oil and Gas Process" and which for greater certainty is described in Schedule A hereto.
B. Subject to the terms and conditions set out herein, the Licensor does hereby grant to the Licensee the "exclusive worldwide rights and license" to the Assets (hereinafter referred to as the ("Asset License");
C. The Licensee is a wholly-owned subsidiary of HIPEC, and HIPEC will provide certain of the consideration for the Asset License; and
D. The Licensor is a subsidiary of HIPTL, and HIPTL has agreed to provide certain representations, warranties and indemnities to induce the Licensee to participate in the transactions described n this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

I. DEFINITIONS

1. As used in this Agreement, the following words and terms shall here ascribe to them:

> "**Affiliates**" means any Person that directly or indirectly controls, is controlled by, or is under common control with, another Person and for greater certainty includes a Subsidiary. For the purposes of this definition, a Person "controls" another Person if that Person directly or indirectly possesses the power to direct or cause the direction of the management and policies of that other Person, whether through the ownership of securities, by contract or by any other means

and "controlled by" and "under common control with" have corresponding meanings;

"**Agreement**" means this "Exclusive Worldwide Technology License Agreement" including any recitals and schedules hereto, as amended, supplemented or restated from time to time;

"**Applicable Law**" in respect of any Person, property, transaction or event, means all present and future laws, statutes, regulations, treaties, judgments and decrees applicable to that Person, property, transaction or event and, whether or not having the force of law, all applicable requirements, requests, official directives, rules, consents, approvals, authorizations, guidelines, orders and policies of any Governmental Authority having or purporting to have authority over that Person, property, transaction or event;

"**Application/Process**" means all processes, methods of use, or any part or combination thereof, that are made or designed from or with the aid of the Licensed Technology, ONLY TO THE "HIP DOWNHOLE OIL AND GAS PROCESS" WHICH ARE AND MAYBE USING specially designed HIPTL (Patent Pending(s)) gas compressor(s), separation, flow systems, well control unit(s) AND/OR ANY OTHER INVENTIONS OF PETER NOONAN PERTIENT TO BE installed and attached to oil and gas leasehold interests and oil and gas interests which are necessary and applicable components of the Licensed Technology as applied to the Asset License.

"**Approvals**" means approvals, authorizations, consents, permits, grants, licenses, privileges, rights, orders, judgments, rulings, directives, ordinances, decrees, registrations and filings;

"**Assets**" means the Licensed Patents and the Licensed Technology, together with all Licensor Improvements (if any);

"**Contract Area**" shall mean the oil and gas leasehold interests which is being developed and operated by or on behalf of the Licensee on which an Application/Process is being used for extraction of oil and gas under the Asset License;

"**Encumbrance**" means any charge, mortgage, lien, pledge, claim, restriction, security interest or other encumbrance, whether created or arising by agreement, statute or otherwise at law, attaching to property, interest or rights and will be construed in the widest possible terms and principles known under the law applicable to such property, interests or rights;

"**Governmental Approvals**" means Approvals issued or granted by law or by any Governmental Authority;

"**Governmental Authority**" means any domestic or foreign government, including any federal, provincial, state, territorial or municipal government, and any governmental agency, tribunal, commission or other authority exercising or

purporting to exercise executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government;

"**Gross Revenue**" means gross revenue paid to the Licensee from a purchaser of oil and gas obtained by the Licensee as a result of an Application;

"**Improvements**" means all Licensor Improvements and Licensee Improvements as it relates to the HIP™ Down hole Oil and Gas Process only, except where such other improvements to other technologies owned or created by HIPTL are required for or incidental to the continued commercial operation of the Licensed Technology in which case such other improvements shall be deemed an Improvement hereunder;

"**Licensor**" means HIP™ Technology Limited ("HIPTL"), a duly formed and in good standing British Virgin Islands, and its subsidiary "Group Rich Development Limited", a BVI Corporation;

"**Licensed Patents**" means any patents granted based on the Licensed Technology and includes any continuations, continuations in part, divisions, patents of additions, re-issues, renewals and extensions of such patents and patent applications;

"**License/Licensed Technology**" individually means the grant of the license described in Section 2.1 hereof to the "HIP Down Hole Oil And Gas Process" owned by the Licensor and set out in more specificity in Schedule "A" and the patent applications referenced therein, and including all technical data and information useful in working with the subject matter of the Assets, and including all patents (domestic and/or foreign), patents pending (domestic and/or foreign), to be patented, and provided by HIPTL to the Licensee within the course of operation and/or related information obtained in the operating of the Application/Process and its associated apparatus(s), all of which will remain strictly confidential as between the Licensee and Licensor;

"**Licensee Improvements**" means all discoveries, inventions, methods, processes, know-how and trade secrets, whether patentable or not, that consist of an improvement, addition, extension or enhancement to, or are derived from the subject matter of the Licensed Technology or a Licensor Improvement, made by the Licensee or made available to the Licensee by a party other than the Licensor;

"**Licensor Improvements**" means all discoveries and inventions, whether patentable or not, that consist of an improvement, addition, extension or enhancement to the subject matter of the Licensed Technology or Licensee Improvement made by the Licensor or made available to the Licensor by a party other than the Licensee;

"**Cost**" for the purposes of Section 4 of this Agreement, "costs" shall mean the actual cost of construction, labor, materials related directly to the Application/Process installation and/or the associated equipment (HIP Units) at

a project site and/or at the Licensor's manufacturing facility, owned and/or sub-contracted for the construction of a Application/Process compressor units and/or its sites, well control units, flow systems, separation unit(s), downhole lifting and treating system, all associated valves and fittings, telemetry, safety systems and its control systems;

"**Gross Revenue**" shall mean gross revenue paid to the Licensee from a third Person as a result of an Application;

"**Net Revenue**" means gross revenue paid to the Licensee from a third Person as a result of an Application, calculated on an EBITDA basis, less all lease operating costs, cost of production and operations;

"**Notice**" means any notice, approval, demand, direction, consent, designation, request, document, instrument, certificate or other communication required or permitted to be given under this Agreement;

"**Oil and Gas**" shall mean oil, gas, casing head gas, gas condensate, all other liquids or gaseous hydrocarbons, and other marketable substances produced AND sold by the Licensee to a third Person;

"Oil and gas", "lease" and "leasehold" shall mean the oil and gas leases covering tracts of land lying within the Contract Area, as hereinafter defined which are owned and/or operated by the Licensor and/or Non-Licensor to this Agreement;

"**Non-Licensee**" is any individual and/or entity who is a consenting party on a oil and gas leasehold interest and who agrees and/or agrees by non-consenting to join in and pay its share of the cost of the installation and/or receives the benefits from the operation of the Application/Process;

"**Person**" means any natural person, sole proprietorship, partnership, corporation, trust, joint venture, Governmental Authority or incorporated or unincorporated entity or association of any nature;

"**Project**" shall mean any location where the Application/Process is installed and attached by the Licensee. The "Project" may encompass more than one well and/or one lease and/or one producing field and its producing reservoirs;

"**Project Site**" shall mean the oil and gas lease or interest on which a Project using the Application/Process is to be located and/or attached to;

"**Royalty**" shall mean the production payment fee payable by the Licensee to the Licensor referred to in Section 3.2 of this Agreement;

"**Subsidiary**" means, with respect to any Person, another Person in which such first Person owns, directly or indirectly, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are

no such voting interests, fifty percent (50%) or more of the equity interests of such Person);

"**Term**" means a perpetual period of time commencing on the Effective Date until the Agreement is terminated in a manner provided herein; and

"**Wellbore Commercialization**" means the date following the earlier of the achievement of satisfactory flow rates as mutually determined by the Licensor and Licensee, acting reasonably, and 18 months from the date the Application/Process was applied to an oil and gas lease.

1.2 Best of Knowledge

Any statement in this Agreement expressed to be made to "the best of the Licensor's knowledge" and any other references to the knowledge of the Licensor will be understood to be made on the basis of the Licensor's actual knowledge after diligent inquiry of the relevant subject matter or on the basis of such knowledge of the relevant subject matter as the Licensor would have had if they had conducted such diligent inquiry.

1.3 Governing Law

This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with the laws of the State of Nevada (without regard to choice of law principles), which will be deemed to be the proper law of the Agreement.

1.4 Schedules

The following schedules are annexed to this Agreement, and are hereby incorporated by reference and deemed to be part hereof:

Schedule A – Asset Description;
Schedule B – Historical Production Records
Schedule C - HIP Patent

2. GRANT OF LICENSE:

2.1 The Licensor hereby grants and the Licensee accepts a worldwide exclusive license to the Assets for the purpose of developing, producing, using, selling or otherwise commercially exploiting, or having developed, produced, used, sold or otherwise commercially exploited all subject matter encompassed within the scope of the Assets and Applications in all jurisdictions of the world during the Term (the "License"). For clarity, the grant of the License precludes the Licensor from developing, producing, using, selling or otherwise commercially exploiting, or having developed, produced, used, sold or otherwise commercially exploited all subject matter encompassed within the scope of the Assets and Applications in any jurisdiction of the world during the Term, except as set out in the Licensor Sublicense.

2.2 As part of its License, the Licensee, the Licensor does hereby agree to furnish to the Licensee all necessary and required design, engineering and other data or information
as is necessary to ensure the Licensee is able to continuously maintain the commercial operation of a well, well bore, oil field on which an Application has been applied. All the trade

secrets and/or proprietary information provided by the Licensor hereunder must be held and maintained in strict confidence such that the Board of the Licensee will appoint a special committee who is authorized to receive and utilize such information on behalf of the Licensee in accordance with the terms of this Agreement.

2.3 This Agreement has been entered into so that the Licensee may commercialize the Assets, including through the development, production, use and marketing of Application/Process. Accordingly, the Licensee may grant sublicenses of its rights under this Agreement and enter into contracts to have Applications/Process developed, produced, used or sold provided that:

(i) the Licensor consents to the grant of the sublicense by the Licensee, such consent not to be unreasonably withheld (though the Licensor's involvement in a joint venture with any other Person, howsoever structured, shall not be construed as a sublicense for the purposes of this Agreement); and

(ii) all sublicenses shall provide, amongst other things, that they come to an end immediately upon the termination of this Agreement for whatever reason. unless otherwise agreed upon by the Licensor.

2.4 Nothing in this Agreement shall restrict or limit the Licensor from performing research and development on, and modifications to the Assets, and /or delivering the necessary or requested services to the Licensee as provided in Section 2.2 above. It is understood and agreed by each of the Licensor and Licensee, that if the Licensor, directly or indirectly, realizes any benefit, (whether financial or otherwise) as a result of its use of the Assets, that such use will be in contravention of this Agreement and such benefit will be deemed to have been earned by the Licensee and will constitute an asset of the Licensee. The Licensor hereby declares the Licensor to be a trustee thereof for the Licensee, with no beneficial interest in any benefit earned thereby.

2.5 Licensee hereby agrees that to assist the Licensor and HIPTL with the further development of the Applications/Process, the Licensor shall have complete access to the project site(s) and copies of information on all wells, geological and other technical data that is accumulated on any Project, which includes its reservoir and/or reserves analysis(s) and studies. Such information to be held by the Licensor on a strictly confidential basis.

2.6 The Licensor shall, at the cost of the Licensee and at the request of the Licensee, execute all further documents which may be necessary to give effect to or register this Agreement and the License granted hereunder in the name of the Licensee in any jurisdiction of the world.

2.7 The Parties agree and acknowledge that the Licensee cannot sell any or all /or any parts comprising the Licensed Technology or Application/Process, which shall remain the property of the Licensor. In addition, the Licensee will not sell or allow a sub-licensee to sell any oil and gas interest in any project on which the Licensed Technology is being applied to any third party, unless such sale has been approved by the Licensor, such approval not to be unreasonably withheld.

3. CONSIDERATION:

3.1 **Share Consideration**:
In exchange for the grant of the License, and in reliance upon representations and warranties of the Licensor and of HIPTL, HIPEC shall issue to the Licensor 30,000,000 common shares, fully paid and non-assessable, in the capital stock of HIPEC at a deemed price of $0.001 per share (the "Shares)

3.2 **Royalties**
In addition to the Shares, in consideration for the License, the Licensee shall also pay to the Licensor royalties based on the following criteria:

(a). **Non-China Joint Venture Related Projects:**

(i). On all Non-China joint venture related projects or operations on which the Application/Process are being applied, the Licensee shall, subject to 3.2 (a) (ii) below, pay to the Licensor a royalty fee equal to Twenty-five percent (25%) of the gross revenue received by the Licensee from oil and gas wells where cumulative gross production per well exceeds more than Twenty (20) Barrels of oil equivalences per day (Bblsoepd) for each monthly period. In the event cumulative production per well is equal to or less than Twenty (20) Bblsoepd for each monthly period, then the royalty will be reduced to Twenty (20%) of the gross revenue received by the Licensee for all such wells.

Gross Average Production Per Well Per Day, calculated commencing from the day immediately after Well bore Commercialization	Percentage Payable to Licensor
Up to 20 barrels per well per day	20% Gross Revenue
Greater than 20 barrels per well per day	25% Gross Revenue

(ii). Immediately upon HIPEC completing an equity or debt financing of US$1,000,000 or more, the gross royalty set out in Section 3.2(a)(i) will be reduced to a flat 25% of all net revenue derived by the Licensee from Projects on which the Application/Process are being applied.

4. Ancillary Services / Costs:

4.1 All Projects on which the Licensee plans on using the Application/ Process must be submitted to HIPTL for complete evaluation and its recommendations, prior to the installation of the Application/Process.

4.2 Once a Project has reached or been deemed to have met "commercialization" and has been turned over to the Licensee for ongoing operations, the Licensee shall ensure that it has fully reimburse the Licensor for the Licensor's costs incurred in delivering the manufacturing services, including costs incurred (as can be supported by the Licensor by evidence satisfactory to the Licensee acting reasonably) in making modifications or changes to the Assets as may have been reasonably required to achieve well bore commercialization. Prior to commercialization, the Licensor and HIPTL will first provide the Licensee with an estimate of cost for such services, which shall be pre-approved and agreed to by the Licensee in writing. Any such approved services shall be billed direct to and paid by the Licensee.

4.3 The evaluation by HIPTL set out in Section 4.1 hereof may require the use of outside services of certified engineers and/or approved engineer(s), laboratory work, records research, geological research, well data research, and other related items for complete evaluation. Before retaining any such outside services the Licensor and HIPTL will first provide the Licensee with an estimate for such services, which shall be pre-approved and agreed to by the Licensee in writing. Any such approved outside services shall be billed direct to and paid by the Licensee.

4.4 All Projects shall be under the site consultation and approved installation and/or oversight consultation and if required for daily supervisory operations until commercialization. All costs incurred for these services, if previously approved in writing by the Licensee shall be paid by the Licensee in accordance with this Agreement.

4.5 Should the Licensee, or a bone fide third party carrying out operations thereon on its behalf, request provision of the additional services from the Licensor at a Project location after, commercialization, it will make the request to the Licensor in writing, and will pay all costs incurred by the Licensor, at rates previously approved by the Parties (the "Ancillary Services Costs").

5. Timing of Payments:

5.1 Royalty Payments: For the purpose of this Section and Section 3.2, revenues received by the Licensee will include revenue from all oil and all natural gases and its liquids that were produced and sold on which the Licensed Technology is being applied. The Parties agree that for this License Agreement the natural gas to oil equivalence shall be Six Thousand (6000) Cubic Feet of Gas with its adjusted to Nine Hundred and Forty British Thermal Units (940 BTU(S)) equals One Barrel of Oil. The payment of the applicable shall be made by the Licensee to Group Rich Development Limited.

5.2 Subject to the terms of this Agreement, the Licensee will during the Term, pay to the Licensor all royalties due and owing within 15 business days following the month of the receipt of production revenues therefrom. The Licensee will deliver to the Licensor, with each Royalty payment, a statement signed and certified by a duly authorized officer of the Licensee, indicating the Licensee's Revenue in the applicable period, and a computation of the amount of Royalty payable for said period

5.3 The Royalty fee from an Application/Process shall continue as long as the Licensee is deriving revenue from the use or application of the Application/Process on a Project on which the Licensed Technology is being used.

5.4 With respect to pre-approved ancillary service costs, following the transfer of management of a wellbore from the Licensor to the Licensee set out in Section 4.2, the Licensor shall deliver to the Licensee a statement signed and certified by a duly authorized officer of the Licensor, indicating the Licensor's pre-approved ancillary service costs for the applicable well bore, and a computation of the amount owing to the Licensor by the Licensee. The Licensee will pay to the Licensor all such ancillary service costs (if any) within thirty (30) business days following the receipt of the invoice relating to such costs.

6. Record Maintenance and Review

6.1 Each party will maintain complete and accurate records of all material information relating to its obligations under this Agreement with submission of weekly statements of gross oil and gas production, including water, well bore and lease operating costs and a detailed summary of all hydrocarbons sold. During the Term and at any time thereafter for a period of one year, upon 30 Business Days' Notice, the Licensor will have the right to review and/or audit, at its expense, the records of the Licensee relating to the Royalties during the regular business hours of the Licensee. Additionally, during the Term and at any time thereafter for a period of one year, upon 30 Business Days' Notice, the Licensee will have the right to review and/or audit the records of the Licensor relating to the pre-agreed commercialization costs charged by the Licensor to the Licensee and any ancillary services costs, during the regular business hours of the Licensor. Such reviews and/or audits shall be conducted by an independent certified public accountant mutually agreed between by the Licensor and Licensee. Each party agrees to direct all reviews and/or audits to be conducted under this Section in such a manner so as to minimize the impact on the regular operations of party whose records are to be reviewed and/or audited.

6.2 If, as a result of any examination, review and/or audit of the Licensee's records, such review discloses a deficiency in the payment of any Royalty amount due hereunder, such deficiency will become immediately due and payable with interest at a rate equal to 1.50% per month, calculated from the date when such payment should have been made. The deficiency and applicable interest shall be paid to the Licensor no later than 30 days following Notice from the Licensor to the Licensee of the deficiency. In the event the deficiency is in excess of five percent of the payment actually made to the Licensor in respect of such period, the Licensee will also pay to the Licensor, upon demand, the cost of such review and/or audit.

6.3 If, as a result of any examination, review and/or audit of the Licensor's records, such review discloses an overcharge in the pre commercialization costs, ancillary service costs and or other charges paid by the Licensee to the Licensor, the amount of such overcharge will become immediately due and payable to the Licensee with interest at a rate equal to 1.50% per month, calculated from the date when such overcharge was paid by the Licensee to the Licensor. The overcharge and applicable interest shall be paid to the Licensee no later than 30 days following Notice from the Licensee to the Licensor of the overcharge. In the event the overcharge is in excess of five percent of the payment actually made to the Licensor in respect of such period, the Licensor will also pay to the Licensee, upon demand, the cost of such review and/or audit.

7. Tax Withholdings

7.1 Each party will identify and quantify for the other any and all amounts it may be required to withhold by the tax legislation of any Governmental Authority, and such party will be entitled to withhold and to remit said amounts to the relevant Governmental Authority (if any). A withholding party will provide the party from whom the consideration has been withheld with such information concerning the payments made by it under this Agreement as is reasonably requested by the party from whom the consideration has been withheld for the purpose of completing any filings required to be made by such party with the relevant Governmental Authority.

8. PATENT MATTERS

Responsibility

8.1 From and after the date of execution of this Agreement, the Licensor shall continue the prosecution of Licensed Patents (if any) and shall be entitled to file and prosecute other applications for patents based on the Licensed Technology or Licensor Improvements in accordance with this Section.

Owner

8.2 All patent applications on the Assets undertaken by the Licensor in accordance with this Agreement shall be filed in the name and on behalf of the Licensor, or such other entity of which the Licensor shall apprise the Licensee, in writing. On all modifications, as set out in Section 12.3 hereof, any applicable patents or patent applications will be set out jointly in the name of the Licensee and the Licensor. The Licensor shall be responsible for all costs and expenses associated with the filing and prosecution of such applications and the maintenance fees, if any, required to maintain the Licensed Patents in full force and effect. All Patents Pending and Patents to be filed will be held in strict confidence by all Parties at all times until they are issued and/or demonstrated to be in the public domain.

Decisions

8.3 The selection of the patent agents chosen to prosecute such applications shall be in the sole discretion of the Licensor. The selection of other jurisdictions of the world in which any particular application is to be filed, and the decision of whether to file or to continue to prosecute an application to protect Licensed Technology, shall also be in the sole discretion of the Licensor.

Co-operation

8.4 The Licensee shall cooperate with the Licensor's endeavors pursuant to this Section at no expense to the Licensee.

9. REPRESENTATIONS AND WARRANTIES

Of The Licensor and HIPTL

9.1 The Licensor warrants and represents to the Licensee and to HIPEC that the Licensor is the sole and exclusive legal and beneficial owner of the Assets and has the authority to enter into this Agreement. Without limiting the scope and extent of the foregoing, the Licensor and HIPTL hereby jointly and severally represent and warrant to the Licensee and to HIPEC that:

a. Non-Infringement. Use of the Assets does not and will not infringe upon the industrial or intellectual property rights, domestic or foreign, of any other Person. The Licensor is not aware of a claim of any infringement or breach of any industrial or intellectual property rights of any other Person, nor has the Licensor received any notice that the use or possession of the Assets infringes upon or breaches any industrial or intellectual property rights of any other Person, and there has been no infringement or violation of any intellectual property rights.

b. No Licenses or Royalties. The Licensor has the exclusive right to possess and to use all of the Assets and has not granted and will not grant any license or other right to any other Person in respect of the Assets. The Licensor is not required to pay any royalty or other fee to any Person in respect of the use of any of the Assets.

c. No Defects. To the best of the Licensor's knowledge, there are no defects in the Assets.

d. No Restrictions. To the best of the Licensor's knowledge, there is no restriction on the ability of the Licensor to use or exploit the Assets in any jurisdiction.

e. No Third Parties. All Persons who have been involved in the research and development of the Assets:

i). were either employees of the Licensor or contractors of the Licensor who have executed enforceable agreements with the Licensor irrevocably assigning to the Licensor all rights arising from their endeavors,

ii). who are individuals have executed irrevocable waivers of moral rights, and to the knowledge of the Licensor, no Person other than the Licensor has any right, title or interest in or to the Intellectual Property; and

iii). are to be bound by the Licensee and Licensor, as the case may be, in writing and shall be required to execute a confidentiality and non-circumvention agreement in a form mutually agreeable to the parties, as may be amended by the Parties from time to time. The Non Disclosure Agreement will always provide that all applicable third parties will not disclose or make use of the Assets for their own benefit or for the benefit of anyone other than the Licensor or Licensee as provided for in this Agreement, without the written consent of the Parties hereto.

e. Enforceability and Acquisition. To the best of the Licensor's knowledge, there are no facts that cast doubt on the validity or enforceability of any of the Assets, or the availability of patent protection for the Assets.

f. No Other Agreements. No Person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-

emptive or contractual) capable of becoming an agreement, option or commitment for the purchase, license or other acquisition from the Licensor of any of the Assets or rights related thereto. The Licensor is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to complete the obligations set out under this Agreement.

g. No Approvals. The Licensor is under no obligation, contractual or otherwise, to request or obtain the Approval of any Person, and no Governmental Approvals or notices to any Governmental Authority, are required to be obtained by the Licensor:

i). by virtue of or in connection with the execution, delivery or performance by the Licensor of this Agreement or the completion of any of the transactions contemplated herein; or

ii). to avoid the violation, breach or termination of, or any default under, or the creation of any Encumbrance under the terms of any Applicable Law.

h. Enforceability: This Agreement has been duly and validly executed and delivered by the Licensor and is a valid and legally binding obligation of the Licensor enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors' rights generally and to general principles of equity.

i. Disclosure: The representations and warranties of the Licensor contained in this Agreement are accurate and complete, do not contain any untrue statement of a material fact to the best of their knowledge after making due and diligent inquiry, considered in the context in which presented, omit to state a material fact necessary in order to make the statements and information contained herein or therein not misleading. Without restricting the generality of the foregoing, there are no facts known to the Licensor to the best of their knowledge after making due and diligent inquiry which should be disclosed and were not disclosed to the Licensee in order to make any of the representations and warranties contained in this Agreement not misleading or which may have a materially adverse affect on the Assets, and no facts are known to the Licensor which may materially adversely affect the Assets or would operate to prevent the Licensee from using or commercializing, whether directly or indirectly, the Assets.

j. Historical Production Records: To the best of its information and belief, Schedule B contains accurate, correct and complete historical production data accurately reflecting the production levels of various well bores set out therein both before and after the application of the Assets.

k. Securities Act Representations. The Licensor:

i). is not a "U.S. person" as such term is defined in Regulation S promulgated under the United States Securities Act, as amended (the "Securities Act") ("Regulation S");

ii). acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the undersigned may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

iii). has made an independent examination and investigation of an investment in the Shares and has depended on the advice of its legal and financial advisors and agrees that neither HIPEC nor the Licensee will be responsible in any way whatsoever for the Licensor's decision to invest in the Shares and HIPEC;

iv). has adequate net worth and means of providing for its current financial needs and possible personal contingencies, has no need for liquidity in this investment, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Shares and HIPEC; and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

v). understands and agrees not to engage in hedging transactions with regard to the Shares to be issued to the undersigned unless in compliance with the Securities Act;

vi). is acquiring the Shares as principal for its own account for investment purposes only and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person, other than HIPT, has a direct or indirect beneficial interest in the Shares;

vii). understands and agrees that HIPEC will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act;

viii). is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

ix) hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

x). hereby acknowledges that pursuant to British Columbia Instrument 51-509 ("BCI 51-509") a subsequent trade in the Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the Securities Act (British Columbia) (the "B.C. Securities Act")) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the "B.C. Legend") specified in BCI 51-509.

xi). is not a resident of British Columbia and undertakes not to trade or resell any of the Shares received by it pursuant to this Agreement in or from British Columbia, and understand and agrees that HIPEC and others will rely upon the truth and accuracy of these representations and warranties and agree that if such representations and warranties are no longer accurate or have been breached, the Licensor will immediately notify HIPEC.

xii). hereby acknowledges that by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Licensor in this Section, the Licensor will have directed HIPEC not to include the B.C. Legend on any certificates representing the Shares to be issued to it. As a consequence, the Licensor will not be able to rely on the resale provisions of BCI 51-509, and any subsequent trade in any of the Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the B.C. Securities Act.; and

xiii). hereby acknowledges that if it wishes to trade or resell any of the Shares in or from British Columbia, it agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Shares to HIPEC's transfer agent to have the B.C. Legend imprinted on such certificate or to instruct HIPEC's transfer agent to include the B.C.

Legend on any ownership statement issued under a direct registration system or other book entry system.

9.2 Representations of the Licensee

The Licensee represents and warrants to the Licensor that the Licensee will on Closing be a wholly own subsidiary corporation of HIPEC, its Parent, under the laws of Nevada, USA and it will have the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly and validly authorized by the Licensee and no other corporate proceedings on the part of the Licensee are necessary to authorize this Agreement or the Licensor Sublicense. This Agreement has been duly and validly executed and delivered by the Licensee and is a valid and legally binding agreement of the Licensee enforceable against the Licensee in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors' rights generally and to general principles of equity.

9.3 Representations of HIPEC

HIPEC represents and warrants to the Licensor that:

1. Status. HIPEC is a valid and subsisting corporation under the Laws of the Province of British Columbia, Canada, and will on Closing organized to exist as the parent corporation of HIP Energy (Nevada) Inc. , and that on Closing each of HIPEC and HIP Energy (Nevada) Inc. will have the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereunder.

2. Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly and validly authorized by HIPEC and no other corporate proceedings on the part of HIPEC are necessary to authorize this Agreement or the issuance of the Shares to the Licensor.

3, Enforceability. This Agreement has been duly and validly executed and delivered by HIPEC and is a valid and legally binding agreement of HIPEC enforceable against HIPEC in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors' rights generally and to general principles of equity.

4. Securities Matters: HIPEC has filed and made available to the Licensor all forms, reports and other documents required to be filed by HIPEC with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such required forms, reports and other documents (including those that HIPEC may file after the date hereof and prior to the Closing Date) are referred to herein as the "HIPEC SEC Reports." The HIPEC SEC Reports (i) were or will be filed on a timely basis, (ii) were or will be prepared in compliance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder, and (iii) did not, or will not at the time they were or are filed, contain any

untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the last date on which a HIPEC SEC Report was filed, there has been no material adverse change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of HIPEC or in the ability of HIPEC to perform its obligations under this Agreement or that could materially impair or prohibit the consummation of the transactions contemplated by this Agreement.

5. Financial Statements: HIPEC hereby acknowledges that each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the HIPEC SEC Reports (i) complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were or will be prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC on Form 20-F under the Exchange Act) and (iii) fairly presented or will fairly present the consolidated financial position of HIPEC and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated.

6. HIPEC hereby acknowledges that except as disclosed in the HIPEC SEC Reports, since August 31, 2009 here has not been any Material Adverse Effect with respect to HIPEC and its Subsidiaries, considered as a whole, nor is HIPEC aware of any event that reasonably could be expected to result in a Material Adverse Effect with respect to Buyer and its Subsidiaries, taken as a whole.

7. HIPEC currently has (i) 75,000,000 authorized shares of HIPEC Common Stock, of which as of December 7, 2009, 6,211,652 are issued and outstanding, (ii) 25,000,000 authorized shares of preferred stock, of which as of December 7, 2009, no shares are issued and outstanding; and (iii) issued and outstanding stock options to purchase any HIPEC Common Stock are outstanding under any agreement. The issuance of the HIPEC Common Stock pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the Shares will have been validly issued, fully paid, non-assessable, and issued without application of pre-emptive rights, have the rights, preferences, and privileges specified in HIPEC's Articles of Incorporation, and will be free and clear of all liens and restrictions, other than the restrictions imposed by this Agreement and the Securities Act and state securities and blue sky laws.

10. DISCLAIMER AND LIMITATION

10.1 No Special Damages

Notwithstanding any other provision herein, under no circumstances will a party hereto be liable for any indirect, incidental, consequential or special losses or damages including financial loss, loss of revenue or loss of profit for any reason whatsoever arising from the subject matter of this Agreement.

11. CONFIDENTIALITY

11.1 The Licensor and Licensee acknowledge that in the course of carrying out their obligations hereunder, each shall have access to information that would reasonably be considered confidential and proprietary to the other of them, the disclosure of which would be highly detrimental to the business of the other of them. Each party agrees that all information concerning the business or affairs of the other of them, including the Assets, specifications, standards, data, studies, strategies, systems, procedures, contents of any manuals or documents, marketing, business development, costing and customer information, and this Agreement (collectively, the "Confidential Information"), is confidential.

Accordingly, each party agrees, on behalf of itself and its directors, officers, employees, agents, affiliates, contractors and professional advisors that it shall:

a) use commercially reasonable efforts to protect the Confidential Information of the other party from unauthorized use or disclosure and to use at least the same degree of care with regard thereto as it uses to protect its own Confidential information of a like nature; and

b). use and reproduce the Confidential Information only as permitted under this Agreement or as needed to perform its duties hereunder; and

except as expressly provided herein, not disclose or otherwise permit access to the Confidential Information of the other party to any Person not party to this Agreement, without the other party's prior written consent.

A party may disclose Confidential Information received from the other party hereunder to its directors, officers, employees, agents, agents, affiliates, contractors and professional advisors provided such party first requires that each such Person agrees, prior to any such disclosure, to be bound by obligations of confidence equivalent to the terms of this Agreement and any breach of such terms regarding the maintenance in confidence of Confidential Information by such person shall be deemed a breach of this Agreement by such party. If a party is required by governmental, administrative, or judicial process to disclose any or all of the Confidential Information, then such party shall, prior to any disclosure in accordance with such process, promptly notify the other party and shall provide the other party assistance in any reasonable effort to obtain confidential treatment with respect to such disclosure.

11.2 Both Parties hereby agree to hold all proprietary and trade secret information concerning the Application/Process, systems, equipment and derivatives confidential for a period of ten (10) years after any rightful termination of this Agreement and all formulas, that are a integral part of the Licensed Technology and shall be held in strict confidence.

11.3 Exceptions to Confidential Information

Notwithstanding the foregoing, information will not be considered to be Confidential Information if it: becomes publicly available through no fault of the disclosing party; is lawfully received from a third-party having the right to disclose the information without restriction; is disclosed by the disclosing party to a third Person without restriction; or has been independently developed. Furthermore, it is understood that each party shall be free to use any ideas, concepts, know-how and techniques related to the scope of its business, provided they contain no specific or identifiable elements unique to the other party hereto or its property.

11.4 Acknowledgement

Each party acknowledges that in the course of carrying out its obligations hereunder, it shall acquire intimate knowledge of the business of the other of them, and that all restrictions in this Article are reasonable, fair and valid in the circumstances to protect the business and interests of each party. Therefore, each party, to the fullest extent permitted by law, hereby waives all defenses to the strict enforcement, and agrees that a breach by it, of any of this Article shall cause the other party irreparable injury and damage and the other party shall be entitled to injunctive and/or other equitable relief to prevent an anticipatory or continuing breach of this Article, or any part thereof, and to secure its enforcement without the burden of proving actual damage by reason of any such breach and without having to post security in respect of an application for such relief. Nothing herein shall be construed as a waiver by a party of any right it may now have or hereafter acquire to monetary damages by reason of any injury to its property, business or reputation or otherwise arising out of any wrongful act or omission of the other party.

12. PROPRIETARY RIGHTS

12.1 Claims

Each party will promptly notify the other party of any actual or suspected infringement of the Assets that it becomes aware of ("Infringement Claims"). In addition, each party will promptly notify the other party of any third party claims (collectively "Third Party Claims") received by it alleging that the exercise by the Licensee of any rights granted to the Licensee under this Agreement infringes or otherwise violates the rights claimed by the third party; or seeking to otherwise impair, prejudice or derogate from any of the rights or interests granted to the Licensee under this Agreement.

12.2 Cooperation

Each party ("Cooperating Party") will cooperate with the party requesting cooperation ("Requesting Party") in any proceedings described in Section 12.1 including, without limitation, executing all papers, testifying on all matters, and otherwise cooperating in every way necessary to assert an Infringement Claim or defend a Third Party Claim, including appearing as a party plaintiff if requested by the Requesting Party. The Requesting Party will reimburse the Cooperating Party for all reasonable expenses incurred as a direct result of such cooperation.

12.3 **Modifications**

The Licensor shall retain all right, title and interest to the Licensed Technology. Any modification, enhancement, localization or extension of the Licensed Technology developed by Licensee under this Agreement or developed by or on behalf of Licensee, shall be deemed to be a co-development undertaken jointly by the Licensee and Licensor equally.

13. INDEMNITY AND NOTICE

13.1 General Indemnity
Each party hereto will fully indemnify and save the other parties, their respective Affiliates, and their respective officers, directors, employees, representatives and agents harmless against all loss, liability and expense arising out of (a) any misrepresentation or breach of representation, warranty or obligation by that party under this Agreement; and (b) any losses, damages, injuries, or death to persons, or damage to property resulting from the negligence, in whole or in part, by that party or any of its employees, agents, representatives, or subcontractors. Such indemnity will include, without limitation, reasonable expenses of investigation and legal fees and expenses in connection with any action or proceeding against the party from whom the indemnity is sought. If the amount required to satisfy any claim so disclosed or provided for will exceed the amount so disclosed or provided for, the excess will be considered to be a separate liability in respect of which no disclosure or provision has been made. Amounts due to a party by way of indemnification may be offset against amounts due hereunder.
13.2 Intellectual Property Indemnity:
In addition to the foregoing, the Licensor further agrees that if the Licensee is prevented from using the Assets due to an actual or claimed infringement of a third Person's intellectual property rights, then the Licensor shall use reasonable commercial efforts to:

i). procure for the Licensee, at the Licensor's expense, the right to continue to use the Assets; or

ii). replace or modify the Assets, at the Licensor's expense, so as to become non-infringing.

13.3 License Indemnity;

Licensor agrees that the equipment, technology and consultation furnished by HIPTL or the Licensor under this Agreement shall be furnished as ordinary third party services. Licensor shall hold HIPTL harmless from any and all liabilities that may arise in the operations of the Application/Process and its systems, well control unit(s), separation unit(s), flow systems, separation unit(s), down hole lifting and treating system, all associated valves and fittings, telemetry, safety systems and its control systems in the use of the Assets.

13.4 Notice and Participation
A party seeking the protection of this indemnity will give to the party from whom this indemnity is sought prompt written Notice of any loss, liability or expense for which that party may be liable under this Section 13.4. The party from whom the indemnity is sought will be entitled, at its expense, to participate in any negotiations, to assume the defense of any action or proceeding and to settle for monetary damages any claim in respect of which indemnification is sought under this Article.

14. TERMINATION

14.1 Termination Rights of Either Party:
Subject to the other terms of this Agreement, each of the Licensor or the Licensee may, at its sole discretion, terminate this Agreement:

a). A judgment having been obtained in a court of competent jurisdiction with a finding, with notice having been given to the other parties, that there has been a breach or violation of any material term, condition or representation or warranty of this Agreement by another party, and such judgment, as it relates to a claim

for damages, specific performance or payment of a debt, and such debt remains unpaid For more than 30 days after the registration of the said Judgment; or

(b) either party makes an assignment for the benefit of creditors, files for bankruptcy protection, is adjudicated insolvent, has a receiver appointed over it, has an involuntary proceeding commenced against it under any bankruptcy or insolvency laws, commences dissolution or winding up proceedings, or ceases to carry on business;

(c) upon a material breach of any provision, warranty or representation contained in this Agreement if the breaching Party fails to remedy, to the extent reasonably possible, such material breach within 45 business days after receipt of notice of such breach from the non-breaching party.

14.2 A). In the event the breach claimed by the Licensor relates to a claim of the "non payment of royalties", duly and rightfully owing under this Agreement, then if no payment has been made by the Licensee within THIRTY (30) day's after the due date of notice and/or invoice, then the Licensor shall have the option of the following:

(a) proceed to take Judgment against the Licensee as provided in paragraph 14.1 (a) above;
(b) Renegotiating the terms for payment, or
(c) Waiving the requirement for timely payment and continuing with this Agreement.

B). The Parties agree and acknowledge that should the Licensor elect option (A), (b) AND/or (c) that the Licensor does not waive its right to terminate this Agreement as provided for in subsection (a) above..

C). In the event the Licensor has not received payment of royalties duly owing and payable to it by the Licensee within sixty (60) days after the due date, then the Licensee will give its permission and full consent to allow the Licensor to place such liens on the applicable well bores as it is permitted by law to secure payment of such lien, without further notice to the Licensee

14.3 Licensor Rights Post Termination:

In the event of Termination, the Licensee will have the continuing and ongoing obligation to pay to the Licensor Royalties on all oil and gas, including associated liquids that have been produced measured and stored in the same or different reservoir from which it was produced, or was re-injected into a reservoir, well bore or field and sold in the future. To protect its interest in these unpaid pre and post termination Royalties, the Licensor shall have the right to file injunctive relief and take control of all operations of the Licensee including all Operations, and its receipt of Gross Revenues, until all Royalties owing to it are paid in full.

14.4 Termination by the Licensee

Subject to the other terms of this Agreement, the Licensee may, at its sole discretion, terminate this Agreement for cause only, upon thirty (30) business days written notice to the other parties.

14.5 Events on Termination

Upon termination of this Agreement for any reason:

a. the Licensee will use commercially reasonable efforts to cease all use of the Assets within thirty (30) business days of termination;

b. each party will immediately surrender to the disclosing party all confidential information, materials and/or patented or a patent pending information, or to be

patented, trade secrets and/or proprietary processed and/or apparatus which includes all down hole provided by the disclosing party in its possession or under its control, which includes sub-licensees unless otherwise determined by the licensor and HIPTL;

c. each party will cooperate with the others in effecting an orderly transition under this Agreement

Termination of this Agreement will not relieve any party from any obligation or liability that has accrued hereunder to the date thereof, or from the performance of its obligations hereunder to the date thereof.

15. TRANSFER OF THE LICENSOR'S INTEREST

15.1 Right of First Refusal
In the event that during the term of this Agreement the Licensor wishes to sell its interest in the Assets (whether in whole or in part) for any reason, the Licensor shall first deliver to the Licensee an offer in writing offering to sell the Licensor's interest in the Assets (the "Interest") to the Licensee on commercially reasonable terms (an "Offering Notice") as agreed to by the Parties.

15.2 Acceptance of Offer
The Licensee will have thirty (30) business days after receipt of an Offering Notice (the "Offering Period") to accept the offer contained therein. If the Licensee wishes to accept the offer, then prior to the end of the Offering Period, it shall deliver a Notice (the "Offer Acceptance") to the Licensor stating that it accepts the offer. If the Licensor does not receive an Offer Acceptance from the Licensee prior to the end of the Offering Period, then the Licensee will be deemed to have refused the offer.

15.3 Purchase and Sale Obligations
In the event that the Licensee accepts the offer, then at the end of the Offering Period or at such other time as the Licensor and the Licensee may agree in writing, the Licensor will transfer to the Licensee and the Licensee will purchase Asset License from the Licensor, on the terms and price specified in the Offering Notice, the Interest.

15.4 Refused Offers
If the Licensor's offer is not accepted by the Licensee, the Licensor will have the right to sell the Interest to any other third Person, but only at a price not less than the price and on terms not more favorable to a third Person than those on which the Interest was offered to the Licensee as set out in the Offering Notice.

15.5 Right of First Refusal
In the event that during the term of this Agreement the Licensee wishes to sell its interest in the Asset License (whether in whole or in part) for any reason, the Licensee shall first deliver to the Licensor an offer in writing offering to sell the Licensee's interest in the Asset License (the "Interest") to the Licensor on terms as set out in the notice (an "Offering Notice").

15.6 Acceptance of Offer
The Licensor will have thirty (30) business days after receipt of an Offering Notice (the "Offering Period") to accept the offer contained therein. If the Licensor wishes to accept the offer, then prior to the end of the Offering Period, it shall deliver a Notice (the "Offer Acceptance") to the Licensee stating that it accepts the offer. If the Licensee does not receive an Offer Acceptance from the

Licensor prior to the end of the Offering Period, then the Licensor will be deemed to have refused the offer.

15.7 Purchase and Sale Obligations

In the event that the Licensor accepts the offer, then at the end of the Offering Period or at such other time as the Licensee and the Licensor may agree in writing, the Licensee will transfer to the Licensor and the Licensor will purchase from the Licensee, on the terms and price specified in the Offering Notice, the Interest.

15.8 Refused Offers

If the Licensee's offer is not accepted by the Licensor, the Licensee will have the right to sell the Interest to any other third Person,, but only at a price not less than the price and on terms not more favorable to a third Person than those on which the Interest was offered to the Licensor as set out in the Offering Notice.

16. GENERAL PROVISIONS

16.1 Conditions:

As a condition to this Agreement and the provision of any Consideration hereunder, HIP Energy Resource Limited and HIP Energy Corporation shall successfully negotiate and execute an asset purchase agreement regarding the transfer of certain well-bores and shares between them, by no later than the Effective Date.

16.2 No Disclosure

No disclosure with respect to the transaction outlined in this Agreement will be made by either Party to any third Persons without the prior express written approval of the other Party, except that the Parties may make such disclosure as is required by Applicable Law, subject to prior notice to and reasonable approval of the other Party of the text of any such disclosure.

16.3 Entire Agreement

This Agreement and all documents contemplated by or delivered under or in connection with this Agreement, constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements, negotiations, discussions, undertakings, representations, warranties and understandings, whether written or oral, express or implied, statutory or otherwise.

16.4 Assignment

Neither party shall assign, transfer, sub-license, sub-contract or convey any of its rights or obligations hereunder except that either party may assign its rights under this Agreement:

a) with the consent of each other party, which consent will not be unreasonably withheld; or

b) to an Affiliate that agrees in writing with the parties to this Agreement to be bound by the terms of this Agreement and to re-assign this Agreement if and when it ceases to be an Affiliate of the assigning party.

Any purported assignment, transfer, sub-license, sub-contract, or conveyance without the required consent is not binding or enforceable against any Person. A party who assigns as permitted by this Section will not thereby be released from its obligations.

16.5 Independent Contractor

This Agreement does not and shall not be construed to create any partnership or agency whatsoever as between the parties, and no party shall, by reason of any provision herein contained, be deemed to be the partner, agent or legal representative of the others of them nor have the ability, right or authority to assume or create, in writing or otherwise, any obligation of any kind, express or implied, in the name of or on behalf of the others of them.

16.6 Arbitration

In the event of a dispute arising between the parties regarding this Agreement that cannot be resolved in the first instance through mutual discussion and negotiation, the dispute shall be settled by a single arbitrator appointed in accordance with the appointment process administered by the American Arbitration Association ("AAA") and conducted in accordance with the AAA's Commercial Arbitration rules. The place of arbitration shall be Las Vegas, Nevada, and the language to be used in the arbitration proceedings shall be English. The award of the arbitrator will be final and binding on each party. Judgment upon the award may be entered in any Court of competent jurisdiction. Notwithstanding the foregoing, either party may apply to a court of competent jurisdiction for interim protection such as, by way of example, an interim injunction.

16.7 Notices

Each Notice to a party must be given in writing. A Notice may be given by delivery to an individual or by fax, and will be validly given if delivered on a Business Day to an individual at the following address, or, if transmitted on a Business Day by fax addressed to the following party:

If to Licensee:	Attention: HIP Energy Corp. c/o Richard Coglon, President Suite 800- 885 West Georgia Street Vancouver, British Columbia, Canada
If to Licensor:	Group Rich Development Limited c/o Kevin R. Michaels, General Counsel 11767 Katy Freeway, Suite 330 Houston, Texas 77079

and shall be considered delivered on the date of receipt. Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address.

16.8 Enurement

This Agreement enures to the benefit of and binds the parties and their respective successors and permitted assigns.

16.9 Further Assurances

Both before and after the Term, the parties agree to sign such other instruments, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform

and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

17. Remedies Cumulative

The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise. No single or Partial exercise by a party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that party may be entitled.

18 Non-Waiver

No waiver of any provision of this Agreement is binding unless it is in writing and signed by all the parties to this Agreement except that any provision which does not give rights or benefits to particular parties may be waived in writing, signed only by those parties who have rights under, or hold the benefit of, the provision being waived if those parties promptly send a copy of the executed waiver to all other parties. No failure to exercise, and no delay in exercising, any right or remedy under this Agreement will be deemed to be a waiver of that right or remedy. No waiver of any breach of any provision of this Agreement will be deemed to be a waiver of any subsequent breach of that provision or of any similar provision.

19 Survival of Provisions

Articles 5, 8, 9, 11, 13, and 14 continue in force indefinitely, even after this Agreement expires or is terminated.

20 Force Majeure

No party shall be liable to the other for failure or delay in the performance of its obligations under this Agreement caused by acts of God, regulations or laws of any government, war, civic commotion, strike, lock-out, or labor disturbances, destruction of facilities and any materials and equipment by fire, earthquake, storm, failure of public utilities or common carriers, or any other cause beyond the control of that party for the period of time that the foregoing prevents performance.

21 Counterparts

This Agreement and all documents contemplated by or delivered under or in connection with this Agreement may be executed and delivered in any number of counterparts with the same effect as if all parties had all signed and delivered the same document and all counterparts will be construed together to be an original and will constitute one and the same agreement.

22 Delivery by Fax

Any party may deliver an executed copy of this Agreement by fax but that party will immediately dispatch by delivery in person to the other parties an originally executed copy of this Agreement.

23 Amendments

No amendment, supplement, restatement or termination of any provision of this Agreement is binding unless it is in writing and signed by each Person that is a party to this Agreement at the time of the amendment, supplement, restatement or termination.

24 Submission to Jurisdiction

All the parties irrevocably submit to the jurisdiction of the courts of the State of Nevada in any Permitted Action and each party to this Agreement waives, and will not assert by way of motion, as a defense, or otherwise, in any Permitted Action, any claim that:

(i). .that party is not subject to the jurisdiction of the courts of the State of Nevada;

(ii) the Permitted Action is brought in an inconvenient forum;

(iii) the venue of the Permitted Action is improper, or

(iv) any subject matter of the Permitted Action may not be enforced in or by the courts of the State of Nevada.

In any suit or action brought to obtain a judgment for the recognition or enforcement of any final judgment rendered in a Permitted Action, no party to this Agreement will seek any review with respect to the merits of any Permitted Action, whether or not that party appears in or defends the Permitted Action.

25 Independent Legal Advice

Each of the parties acknowledges and confirms that it has been advised to seek its own independent legal advice with respect to the terms of this Agreement and that either it has obtained such advice or has declined to seek such advice despite having been given the opportunity to do so. Further, the Licensor acknowledges and confirms that the firm of Clark Wilson LLP has been acting as counsel to the Licensee and HIPEC and not as counsel to the Licensor insofar as this Agreement is concerned.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of and with effect from the date first set forth on page one, and as evidence of their intention to create a sealed instrument, have affixed their respective seals with full corporate authority, below.

SIGNED, SEALED and DELIVERED by
Group Rich Development Limited
Per:

Authorized Signatory

Seal

PETER NOONAN
Printed Name

SIGNED, SEALED and DELIVERED by
HIP TECHNOLOGY LIMITED
Per:

Authorized Signatory

Seal

PETER NOONAN
Printed Name

SIGNED, SEALED and DELIVERED by
HIP ENERGY CORPORATION
Per:

Authorized Signatory

Seal

Richard Coglan
Printed Name

SIGNED, SEALED and DELIVERED by
HIP Energy (Nevada) Corporation

Per:

Authorized Signatory

Seal

Richard Coglan
Printed Name

Hydrogen Inducement Process (HIP™)
A Description of the
A Downhole Enhanced Oil and Gas Recovery Technology

The technology in question is the patented, proprietary enhanced energy recovery system known as THE HYDROGEN INDUCEMENT PROCESS (HIP™) --- A DOWNHOLE TECHNOLOGY which is used as a Primary, Secondary and Tertiary Enhanced Hydrocarbon (Oil and Gas) Recovery system. The Hydrogen Inducement Process (HIP™) Downhole Technology, when applied to wells in reservoirs that have experienced significant production decreases due to paraffin and its solidification and/or build-up, significant increases in the viscosity of the crude oil or clogging due to sulfur, salts, silicates, carbonates or metallic compounds that accumulate due to reservoir characteristics and pore flow that caused the buildup of blockage and/or that are considered to be depleted have resulted in a resumption of commercial production. This is indicative of a change in the downhole molecular relationships for wells where flow has been decreased or stopped due to any one of these flow impeding restrictions stated above. Resumption of production flow also has been observed to reach a significant percentage of historical average daily production rates. These production increases occur due to the variable relationships of physical and chemical reactions, inter-reactions and counter-reactions of changes between hydrogen related elements such as hydrocarbons and other elements, together or with other compatible and/or attractable elements and their various molecular compounds that exist in reservoirs.

The application of the process provides an environment that enables the inter-relationships of hydrogen and its molecular structures in tangent or parallel, together or with other inter-reacting molecular elements, to realign in a such a way that the molecules overcome resistance to flow out of reservoir formation and into the well bore production tubing. The Hydrogen Inducement Process (HIP™) Downhole Technology is an accumulation of physical events that happen simultaneously in a precise configuration of molecular relations between hydrogen compounds molecules (such as hydrocarbons) and their movement under certain conditions with pressure, volume, temperature, velocity □+, collision, bombardment and time □+. The interrelationships of each reaction the inter-reactions and the counter-reactions under these conditions create and cause molecular development to become a very unique naturally

When a reservoir is penetrated by wells drilled into it, the system is no longer closed and new molecular equilibrium conditions occur in relation to pressure, temperature, volume and time. As material is removed from the reservoir by producing oil and gas, there is a continuous realignment of molecules to maintain new equilibrium, which has now become dynamic with respect to time since material is constantly being removed by production. When material is removed too rapidly, chemicals and/or foreign participles inducement or when so much material has been removed by production, pressure, temperature, volume and time effects on the molecules change to a point where the hydrocarbon material remaining in a reservoir has changed in such a way to become heavier and more resistant to flow. The result is the formation of paraffinic and asphaltic compounds that cause solidification or increase in pour point temperatures. The viscosity of the hydrocarbon material increases tremendously as molecular reactions of commingling hydrocarbon compounds and other non-hydrocarbon compounds

occur. Electrochemical potential differences increase molecular attraction between molecules and increase the viscosity and pour points of the hydrocarbons remaining in a reservoir. Increased viscosity attracts other compatible elements and compounds such as entrained water, salts, metallic and foreign materials (silicates, carbonates and oxides), which further increases resistance to flow and leads to decreased production. As the reservoir pressure decreases over time, many wells become blocked by the viscosity of the remaining hydrocarbon compounds, which have become very large molecules that are heavier in weight as a result of molecular exchange to keep a new equilibrium state. As a result there is a buildup of large molecular structure material which consists of paraffinic, asphaltenes, salt residuals, calcites, sulfites and metallic residuals (impediments), which further reduces production output. In many instances the resultant build up of viscous material will completely shut down production considerably short of the full availability of proven recoverable reserves.

The Hydrogen Inducement Process (HIP™) Downhole Technology, institutes a course of events that promote the formation of a dynamic equilibrium that is constant with respect to a physics formulary of pressure, volume, temperature, velocity, and time □ through a constant injection of a formulized heated gaseous fluids through a proprietary method of delivery. This process causes a physical reaction for molecular exchange in such a way that promotes formation of simple hydrogen molecules relationships and elimination of large electrochemical potential differences, which inhibit formation of heavier hydrocarbon molecules with metallic elements, salts or other compounds that cause consolidation and solidification that result in plugging of production flow in a reservoir or in well bore production tubing. The process conditions set up in a reservoir continue until the driving source is discontinued. The process works at its best when the variables of pressure, volume, temperature and time are maintained as constant as possible since equilibrium stability occurs under constant conditions. Elemental and salt residues of the process remain in place in a reservoir since the technology is instrumental in producing molecular exchange to form lighter hydrocarbon molecules similar to those that have been removed from the reservoir formation by production.

A direct economic product of the technology is a dramatic increase in both oil and gas production and the decrease in the lifting cost due the application of mutilating associated with multiples wells through the continued lifting of the reservoir with minimal cessation within a constant and continuous environment. The decrease in lifting costs results in an increased revenue stream and decrease of application of single well to be lifted.

TexLa

23 Continuous Day Production Summary

Lease Name	Oil Lease Gas ID No.	Comingled Production (in BBL and MCF)																						
		Day 1	Day 2	Day 3	Day 4	Day 5	Day 6	Day 7	Day 8	Day 9	Day 10	Day 11	Day 12	Day 13	Day 14	Day 15	Day 16	Day 17	Day 18	Day 19	Day 20	Day 21	Day 22	Day 23
Reeves BK #2	32288	34	42	54	75	100	110	125	132	141	153	161	172	183	184	191	200	207	212	225	300	304	305	324
BK #4 (Texaco Reeves BK)	33947																							
Texaco 23-1	33670																							
Texaco 13-1 HD (Penwell)																								
Reeves BK #2	32288	210	415	423	500	583	476	564	775	589	604	666	791	851	971	1012	974	989	1120	1273	1254	1298	1304	1412
BK #4 (Texaco Reeves BK)	33947																							
Texaco 23-1	33670																							
Texaco 13-1 HD (Penwell)																								
Daily Average Production - Oil	171																							
Daily Average Production - Gas	833																							

Note: Full implementation of all technology from initiation of gas injection and returns at full pressure and volume as wells required. Production was suspended after 23 days due to a severe injury suffered by Peter Noonan for reasons not related to the operation.


Daily Oil Production
Barrels
350
300
250
200
150
100
50
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23


Daily Gas Production
Barrels
1600
1400
1200
1000
800
600
400
200
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23

HIP™ Technology

To determine the highest potential for the optimum hydrocarbon recovery from various oil fields around the world is extremely complex. Due to flaring in past years of associated gas from the reservoir, many oilfields became under pressured and produced less and less hydrocarbons. Eventually, these wells and fields were placed on artificial lift methods. Most all wells become blocked by viscosity of various material compounds, which are made of paraffinic, asphalts, salt residual, and sulfites and metallic residuals (impediments) greatly reducing and/or shutting-off production. All wells have heavy hydrocarbons with API gravities of 10 or less, which are mixed with lighter hydrocarbons or gaseous hydrocarbons. With that, these wells will not produce to their maximum recovery. Flooding techniques may not be suitable to many fields due to incompatibility and/or channeling. These problems and limitations indicate that the most effective enhanced energy recovery (EHR) process would exhibit certain aspects.

The criteria for this optimum process would include the following:

1. The ability to maintain or increase reservoir pressure.
2. The ability to act as a solvent and be miscible with reservoir crudes, thus decreasing viscosity and increasing flow properties of the hydrocarbons.
3. The ability to increase thermal properties in the reservoir, thus also decreasing viscosity and increasing flow properties in formations containing impediments in the hydrocarbons.
4. The ability to reduce the lifting tension of hydrocarbons from the formation to the surface.
5. The ability to open up pore throats (avenue of flow), thus optimizing flow characteristics through the formation.
6. The ability to suspend certain solids and metallic's in the hydrocarbons, easing the recovery from the formation and on the surface for separation.
7. The ability to continue to clean pore throats from the formation through enhancing the access of hydrocarbons to the well bore and on to the surface.
8. The ability to use sources of fuel from the reservoir to operate surface equipment, eliminating outside sources of fuel.
9. The ability to use existing wells for EHR, without drilling new ones.
10. The ability to use existing casing, or tubing design, in establishing increased production.
11. Furthermore, if the casing has deteriorated for non-use to be able to recover the well bore by utilizing smaller liners and/or tubing to act as new casing.

12. The ability to replace work over operations such as gravel packing, acidizing or fracturing, rod and pump pulling, and/or rod worm tubing deterioration, etc.
13. The ability to move equipment on location, and start operation, etc.
14. The ability to generate immediate results.
15. The ability to use gases and liquids, native to the formation crude, without having to bring in outside products that are not compatible with reservoir fluids.
16. The ability to use readily available equipment, to create process.
17. The ability to produce 100% of the crude in the reservoir, then produce the gas.

Peter Noonan has worked extensively with chemical engineers and scientists over the last 28 years in the areas of enhanced oil recovery systems. The system has proven to be adaptable over the widest range of reservoirs and hydrocarbon properties. The company anticipates employing this system on projects around the world. This proprietary enhanced energy recovery system is known as the HIP™ Process. This process has proven to be effective in overcoming many of the problems, which prevent or restrict commercial production of hydrocarbons with adverse chemical and physical properties. Major production problems effectively addressed by this process include low API gravity (high density), high paraffin content and high temperature pour point. This process has also shown to enhance production of hydrocarbons with severe residue problems associated with excessive ashphaltenes, sediments, metallics and other contaminants. The HIP™ Process also increase the effective bottom hole pressure and temperature, enhancing the mobility of the hydrocarbons to the surface. Theoretical recovery of hydrocarbons in reservoirs approaches 100%.

HIP™ Process treats these problems in situ within the reservoir. It is a physical/mechanical process rather than a chemical process. It is based on selective and carefully-controlled continuous feedback of the produced fluids and gases, and does not introduce any foreign chemicals or solids to the reservoir. HIP™ Process places paraffin and other production-impeding constituents into homogenous suspension in the produced hydrocarbon while still in the reservoir environment. The resulting hydrocarbon production shows reduction in tacky or solid paraffinitics by as much as 95%, increase in apparent API gravity from levels below 15 degrees to levels above 50 degrees, reduction in pour points from levels far above room temperature to levels far below freezing. The HIP™ Process has shown the ability to minimize the percentage of remaining hydrocarbon residue, and to concentrate heavy non-hydrocarbon contaminants in the residue in a manner permitting relatively inexpensive mechanical separation at the surface.

A direct economic product of the HIP™ Process is a dramatic increase in both oil and gas production. Soon after the HIP™ system begins regeneration of the reservoir, entrapped gases are released. Gas-oil ratios have shown steady increases from trace levels in crude oil previously deemed to have no gas content whatsoever to gas oil relationships (GOR) up to 30,000 cubic feet per barrel. Every well treated thus far with the HIP™ Process has shown a substantial improvement in oil production with a corresponding increase in gas production. Once a stable GOR is reached, enhanced production of both oil and gas continue in this ratio, as long as the HIP™ system is properly employed and maintained. Additional benefits include increase in the quality and therefore the market value of the produced crude oil, reduction of drilling and completion costs, and reduced lifting and well maintenance costs.

The HIP™ Process has proven valuable in increasing production from older wells that have significantly declined in production as can be seen in the attached production profiles from various wells and cluster of wells. The West Texas field, where the 50 wells are located, have dissipated the barrier of 23 impediments that restricted or shut in the reservoirs. Having stated this, HIP™ Process was applied successfully since the end of 1998 through 2004 as can be seen in the attached production profiles. Most of these profiles do not reflect the high pressure and high volumes that were encountered as well as the production data through 2004. The data also fails to show that the surface facilities were not adequate for the volume and pressure generated by the application of the HIP™ Process.

Name: Cluster 1 West Texas

Wells: 7 **Depth:** 3,700 Ft

Production History: 1987 - 1999

Technology: Applied from December 1998 to April 1999

Comments: Cluster comprised of 5 Texaco "9" wells and 2 Phillips 66 wells. The cluster responded very well to Technology. There was a large amount of water production and the surface facilities were not adequate to handle the water disposal. The wells were produced intermittently until the end of April 1999. The production rate came up to almost the production level back in 1996 when the cluster began the steep decline.

LINOP CORP
Ken Reagan
Bell Canyon

CLUSTER #1 WT - CURRENT
REEVES,TX.
Major Phase: OIL



100,000
10,000
1,000
10,000
1,000
100
GAS (mcf/mon)
GCR (scf/bbl)
OIL (bbl/mon)
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08

Proj OIL Cum: 46.92 mbbl

Proj GAS Cum: 449.09 mmcf

TEC ENGINEERING CURRENT ECONOMICS

Lease Name: TEXACO "9", Lease No: 33329
Wells: 5 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,178,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to July 2000
Comments: Well produced very effectively to Technology until we had lightening strike. Furthermore all wells were open-hole-completed and not inducive to gas lift operations.



Lease 33329 - Oil
Texaco "9"
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33329 - Gas
Texaco "9"
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Lease Name: PHILLIPS -66-, Lease No: 32571
Wells: 1 **Depth:** 3,490 Ft
Replacement Well bore Cost: $422,290.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Previous Operator(New Horizon Exploration Corp) failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.


Lease 32571 - Oil
Phillips 66
Barrels
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 32571 - Gas
Phillips 66
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: PHILLIPS 66 3A, Lease No: 33149
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Operator failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.

TexLa



Lease 33149 - Oil
Phillips 66 3A
Barrels
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33149 - Gas
Phillips 66 3A
MCF
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Name: Cluster 3 West Texas

Wells: 10 **Depth:** 3,700 to 4,987 Ft

Production History: 1989 - 1999

Technology: Applied from December 1998 to April 1999

Comments: Cluster comprised of 10 wells. 5 Reeves BK wells and 5 Texaco 23 wells. The cluster responded very well to Technology. There was a large amount of water production and the surface facilities were not adequate to handle the water disposal. The wells were produced intermittently and only shows production until the end of July 1999 when this document was prepared. The production rate came up to the production level achieved in early 1992 when the well was put on line.



LINOP
N GAS REAVES
CLUSTER #3WT - CURRENT
REEVES,TX.
Major Phase: GAS
GAS (mcf/mon)
GOR (mcf/bbl)
OIL (bbl/mon)
100,000
10,000
1,000
10,000
1,000
100
89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Proj GAS Cum: 488.07 mmcf
TEC ENGINEERING CURRENT ECONOMICS
Proj OIL Cum: 30.89 mbbl

Lease Name: REEVES -BK- FEE, Lease No: 32288
Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 through October 2001

TexLa

Comments: Well 1 produced water with some gas and little oil. Well 4 had a hole in the production casing and injected into the tubing with gas lift valves at a lower pressure conducive to creating a balance within the production casing to produce intermittently. Well 5 was shut-in because there was no tubing in the production casing due to the lack of funds. Well 3 had a blow-out in June caused by bad pipe and cement job. Well 2 can be accounted for 70% of oil production and 60% of the gas. The field was shut in due to lack of funding for gas compression in October of 2001



Lease 32288 - Oil
Reeves-BK-Fee
Barrels
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 32288 - Gas
Reeves-BK-Fee
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Lease Name: TEXACO "23", Lease No: 33670
Wells: 3 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,871,200.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2001
Comments: The horizontal well was the only producer out of the three cluster wells. One of the vertical wells produced water for six months and then oil production began April 2000. Again the facilities were not conducive to the volume and pressure generated by the Technology



Lease 33670 - Oil
Texaco "23"
Barrels
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33670 - Gas
Texaco "23"
MCF
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: TEXACO REEVES BK, Lease No: 33947
Wells: 2 **Depth:** 3,500 Ft
Replacement Well bore Cost: $847,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to July 2002
Comments: Pressure on Well 1 was over 6,000 psi and the infrastructure at the well head was 3,000 psi or less working pressure and for safety reasons we left the well in dormancy. Well 2 was a horizontal well that reacted positively with technology by producing close to 1,000 barrels a day and surface capacity to handle the liquid was not there, forcing us to shut-it the production.

TexLa


Lease 33947 - Oil
Texaco Reeves BK
Barrels
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 33947 - Gas
Texaco Reeves BK
MCF
3000
2500
2000
1500
1000
500
0
Jan-98
May-98
Sep-98
Jan-99
May-99
Sep-99
Jan-00
May-00
Sep-00
Jan-01
May-01
Sep-01
Jan-02
May-02
Sep-02
Series1
Series2

TexLa

Name: **Cluster 4 West Texas**
Wells: 4 **Depth:** 3,700 Ft
Production History: 1985 - 1999
Technology: Applied from December 1998 to April 1999
Comments: Cluster comprised of 4 wells, Shelly #1, Meeker Trust, Texaco BE and Reeves BO. The Texaco and Reeves wells were the original in that cluster. The other two followed back in 1997. The wells responded very positively to technology that was applied from December 1998 to July 1999. This curve only shows production up to the moment when the production curve was presented to a financial institution.



LINOP
N GAS REAVES
Bell Canyon
CLUSTER #4WT ~ LOW
REEVES,TX.
Major Phase: OIL
GAS (mcf/mon)
GOR (scf/bbl)
OIL (bbl/mon)
10,000
1,000
100
1,000
100
10
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
Proj OIL Cum: 46.04 mbbl
TEC Engineering Low Projection
Proj GAS Cum: 42.36 mmcf

TexLa

Name: Cluster 1 East Texas

Wells: 5 **Depth:** varied from 3900 to 6,180 Ft

Production History: 1989 - 1999

Technology: Applied from January 1999 to July 1999

Comments: Cluster comprised of 2 Cowherd (1 and 2) wells, 2 Chevron (1 and 2) wells and 1 named Peggy Ashley well. The cluster responded very well to Technology. There was a large amount of water production and the surface facilities were not adequate to handle the water disposal. The wells were produced intermittently until the end of April 1999. The production rate came up to almost the production level back in 1996 when the cluster began the steep decline.



LINOP
Kason/Drake/Kelleyville
Petty/Smith/Hill/Tokio
CLUSTER #1ET – CURRENT
Marion,TX
Major Phase: GAS
GAS (mcf/mon)
GOR (mcf/bbl)
OIL (bbl/mon)
100,000
10,000
1,000
10,000
1,000
100
87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Proj GAS Cum: 1080.74 mmcf
TEC Engineering Current (2) Eco
Proj OIL Cum: 123.41 mbbl

Lease Name: ARCO STATE, Lease No: 25126

TexLa

Wells: 4 **Depth:** 4,250 Ft
Replacement Well bore Cost: $2,057,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2000
Comments: Wells 1 and 3 were the only producing wells of the series. Well 2 was a salt water producer and well 4 the casing collapsed. Experienced compressor problems and suspended operation in November 2000 due to lack of funding. Infrastructure system did not have the capacity due to the increase in pressure and volume caused by the implementation of the Technology.


Lease 25126 - Oil
Arco State
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 25126 - Gas
Arco State
MCF
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14, Lease No: 33585
Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2000
Comments: Well 1 was shut-in and P&A. Well 2 was a salt water disposal well. Wells 3 and 4 were producers and responded positively to Technology. This is a case where the infrastructure could not handle the pressure and volume due to the Technology. Compression stopped in October 2000.

TexLa



Lease 33585 - Oil
Arco State 14
Barrels
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33585 - Gas
Arco State 14
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: AM REEVES, Lease No: 34146
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2002
Comments: All Reeves wells were shut in for many years and they were brought-in regularly upon availability of funds. Well responded positively to Technology and compression became an on and off problem.

TexLa



Lease 34146 - Oil
AM Reeves
Barrels
20
18
16
14
12
10
8
6
4
2
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34146 - Gas
AM Reeves
MCF
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14A, Lease No: 34155

TexLa

Wells: 4 **Depth:** 3,500 Ft

Replacement Well bore Cost: $1,694,500.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from March 1999 to October 2001

Comments: Well A-1 responded beautifully to the Technology and became the prime producer to this cluster. Well A-2 was designated and became a salt water disposal well due to location in the field. Well A-3 also became an excellent respondent to the Technology and also became one of the primary producers. Well A-4 had collapsed casing at the time of purchase which was not disclosed. Slim hole the production gas lift string and produced intermittently. In October 2001 the lease was confiscated by the State of Texas for lack of Royalty payment by the prior lease holder.



Lease 34155 - Oil
Arco State 14A
Barrels
0
100
200
300
400
500
600
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34155 - Gas
Arco State 14A
MCF
0
100
200
300
400
500
600
700
800
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE 26, Lease No: 34312

TexLa

Wells: 1 **Depth:** 3,300 Ft
Replacement Well bore Cost: $399,300.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1999 to October 2002
Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.



Lease 34312 - Oil
State 26
Barrels
25
20
15
10
5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34312 - Gas
State 26
MCF
900
800
700
600
500
400
300
200
100
0
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02

Lease Name: STATE 23, Lease No: 34464

TexLa

Wells: 1 **Depth:** 3,500 Ft

Replacement Well bore Cost: $423,500.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from January 1999 to October 2002

Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.



Lease 34464 - Oil
State 23
Barrels
0
20
40
60
80
100
120
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34464 - Gas
State 23
MCF
0
100
200
300
400
500
600
700
800
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ROBINSON, Lease No: 36098

TexLa

Wells: 1 **Depth:** 3,170 Ft
Replacement Well bore Cost: $383,570.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to November 2002
Comments: Well responded very well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production or disposal. The well was produced intermittently until the end of November 2002.


Lease 36098 - Oil
Robinson
Barrels
6
5
4
3
2
1
0
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02


Lease 36098 - Gas
Robinson
MCF
90
80
70
60
50
40
30
20
10
0
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02

Lease Name: REEVES -AM- FEE, Lease No: 036114, Well No: 1
Wells: 1 **Depth:** 4,987 Ft
Replacement Well bore Cost: $603,430.00
Production History: Jan 1998 - Dec 2001
Technology: Applied from November 1998 to December 2001
Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in at the end of 2001.

TexLa



Lease 036114 - Oil
Reeves-AM-Fee
Barrels
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02



Lease 036114 - Gas
Reeves-AM-Fee
MCF
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02

Lease Name: REEVES -AM- FEE, Lease No: 036115, Well No: 2

Wells: 1 **Depth:** 3,230 Ft

Replacement Well bore Cost: $390,830.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from April 1999 to October 2002

Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in in October 2002.

TexLa



Lease 036115 - Oil
Reeves-AM-Fee
Barrels
100
90
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 066070, Well No: 1026
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 066070 - Oil
State of Texas 26
Barrels
500
450
400
350
300
250
200
150
100
50
0
35796
35886
35977
36069
36161
36251
36342
36434
36526
36617
36708
36800
36892
36982
37073
37165
37257
37347
37438



Lease 066070 - Gas
State of Texas 26
MCF
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 069567, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 069567 - Oil
State of Texas 26
Barrels
450
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 069568, Well No: 4
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 069568 - Oil
State of Texas
Barrels
200
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069586, Well No: 2
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa



Lease 069586 - Oil
Arco State 24
Barrels
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 069586 - Gas
Arco State 24
MCF
35
30
25
20
15
10
5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069779, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa



Lease 069779 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 069779

Lease Name: ARCO STATE 24, Lease No: 069912, Well No: 4
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when the other wells could be connect those wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa



Lease 069912 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 069912

TexLa

Well Bores Summary Chart

Lease Name	Oil Lease Gas ID No	Location	Number of Wells	Total Depth	Estimated Value $x1000	Production (in BBL and MCF) 1998 Oil	1998 Gas	1999 Oil	1999 Gas	2000 Oil	2000 Gas	2001 Oil	2001 Gas	2002 Oil	2002 Gas
Arco State # 1	25126	Section 14 Block 56 Range 3	1	4,250	514.25	3613	15745	4051	18124	3563	4186	581	2951	4	88
Arco State # 2	25126	Section 14 Block 56 Range 3	1	4,250	514.25										
Arco State # 3	25126	Section 14 Block 56 Range 3	1	4,250	514.25										
Arco State # 4	25126	Section 14 Block 56 Range 3	1	4,250	514.25										
Reeves BK Fee	32288	Section 15 Block 56 Range 3	4	3,500	1,694.00	1394	18865	2071	26649	1217	9619	1267	8122	355	323
Phillips 66	32571	Section 18 Block 56 Range 3	1	3,490	422.29	841	4390	655	4219	147	797	55	66	0	0
Phillips 66 A	33149	Section 18 Block 56 Range 3	1	3,500	423.50	528	520	431	2315	240	938	100	45	0	0
Texaco "9"	33329	Section 9 Block 56 Range 3	5	3,600	2,178.00	1358	3985	2229	57	1242	1249	232	203	217	532
Arco State 14	33585	Section 14 Block 56 Range 3	4	3,500	1,694.00	5429	24643	3455	21540	2473	5723	463	1587	64	106
Texaco "23"	33670	Section 23 Block 56 Range 3	3	3,600	2,871.20	2682	12037	4072	13938	2138	6846	1476	7489	322	223
Texaco Reeves BK	33947	Section 15 Block 56 Range 3	1	3,500	423.50	56	9046	193	9461	321	902	125	874	202	89
Texaco Reeves BK #1 HD	36100	Section 15 Block 56 Range 3	1	4,900	2,592.90										
AM Reeves	34146	Section 25 Block 56 Range 3	1	3,500	423.50	3	60	16	1441	32	540	14	241	29	198
Arco State 14 A-1	34155	Section 14 Block 56 Range 3	1	3,500	423.50	303	3037	1299	1788	1468	1270	943	3581	7	106
Arco State 14 A-2	34155	Section 14 Block 56 Range 3	1	3,500	423.50										
Arco State 14 A-3	34155	Section 14 Block 56 Range 3	1	3,500	423.50										
Arco State 14 A-4	34155	Section 14 Block 56 Range 3	1	3,500	423.50										
State 26	34312	Section 26 Block 57 Range 3	1	3,300	399.30	8	4040	39	3852	19	240	41	155	12	84
State 23	34464	Section 26 Block 57 Range 3	1	3,500	423.50	5	355	17	1624	157	191	152	256	12	84
Robinson	36098	Section 26 Block 57 Range 3	1	3,170	383.57	1	22	12	0	13	188	15	146	9	84
Reeves AM Fee	036114	Section 25 Block 57 Range 3	1	4,987	603.43	215	0	604	0	341	0	162	150	3	0
Reeves AM Fee	036115	Section 25 Block 57 Range 3	1	3,230	390.83	37	0	529	0	300	0	165	0	137	0
State of Texas 26	066070	Section 26 Block 57 Range 3	1	3,200	387.20	202	1	1206	0	552	0	163	150	137	0
State of Texas 26	069567	Section 26 Block 57 Range 3	1	4,400	532.40	1061	0	586	0	477	0	159	0	137	0
State of Texas 26	069568	Section 26 Block 57 Range 3	1	4,400	532.40	7	0	679	0	494	0	160	0	137	0
Arco State 24	069586	Section 24 Block 57 Range 3	1	4,400	532.40	69	0	529	0	871	56	214	10	134	0
Arco State 24	069779	Section 24 Block 57 Range 3	1	4,400	532.40	64	0	529	0	861	0	215	0	137	0
Arco State 24	069912	Section 24 Block 57 Range 3	1	4,400	532.40	0	0	552	0	370	0	178	0	113	0
Meeker 15 - 1	30942	Section 15 Block 21 Range 3	1	3,700	447.70	0	0	0	0	0	0	0	0	0	0
Anadarko State #1	072948	Section 14 Block 57 Range 3	1	3,500	423.50	622	0	529	0	231	17	147	0	137	0
Anadarko State 14-2	074167	Section 14 Block 57 Range 3	1	3,500	423.50	193	0	544	0	233	0	149	0	131	0
Anadarko State 14-3	075491	Section 14 Block 57 Range 3	1	3,500	423.50	217	0	543	0	365	0	80	3	12	0
Anadarko State 14-4	075724	Section 14 Block 57 Range 3	1	3,500	423.50	21	0	532	0	237	0	164	0	75	0
Anadarko State-R-#1406R	34463	Section 14 Block 57 Range 3	1	3,500	423.50	8	540	14	387	281	191	75	143	11	84
Anadarko State #1405	34313	Section 14 Block 57 Range 3	1	3,500	423.50	8	128	182	41	124	202	82	122	13	84
Anadarko State A	34376	Section 14 Block 57 Range 3	1	3,500	423.50	1	32	13	52	176	190	134	135	11	84
Stack State	34366	Section 13 Block 57 Range 3	2	3,500	847.00	4	136	14	879	15	375	18	207	10	58
Texaco 13-1HD		Section 13 Block 56 Range 3	1	4,987	2,603.43										
		TOTAL	51		28,586.34	18550	57582	26125	106367	18958	33720	7729	26636	2568	2227

cac 11/19/09

Lease Name: ARCO STATE, Lease No: 25126

TexLa

Wells: 4 **Depth:** 4,250 Ft

Replacement Well bore Cost: $2,057,000.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from April 1999 to October 2000

Comments: Wells 1 and 3 were the only producing wells of the series. Well 2 was a salt water producer and well 4 the casing collapsed. Experienced compressor problems and suspended operation in November 2000 due to lack of funding. Infrastructure system did not have the capacity due to the increase in pressure and volume caused by the implementation of the Technology.


Lease 25126 - Oil
Arco State
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 25126 - Gas
Arco State
MCF
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: REEVES -BK- FEE, Lease No: 32288
Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 through October 2001
Comments: Well 1 produced water with some gas and little oil. Well 4 had a hole in the production casing and injected into the tubing with gas lift valves at a lower pressure conducive to creating a balance within the production casing to produce intermittently. Well 5 was shut-in because there was no tubing in the production casing due to the lack of funds. Well 3 had a blow-out in June caused by bad pipe and cement job. Well 2 can be accounted for 70% of oil production and 60% of the gas. The field was shut in due to lack of funding for gas compression in October of 2001


Lease 32288 - Oil
Reeves-BK-Fee
Barrels
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 32288 - Gas
Reeves-BK-Fee
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Lease Name: PHILLIPS -66-, Lease No: 32571
Wells: 1 **Depth:** 3,490 Ft
Replacement Well bore Cost: $422,290.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Previous Operator(New Horizon Exploration Corp) failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.



Lease 32571 - Oil
Phillips 66
Barrels
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 32571 - Gas
Phillips 66
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 32571

Lease Name: PHILLIPS -66-, Lease No: 32571 TexLa
Wells: 1 **Depth:** 3,490 Ft
Replacement Well bore Cost: $422,290.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Previous Operator(New Horizon Exploration Corp) failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.


Lease 32571 - Oil
Phillips 66
Barrels
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 32571 - Gas
Phillips 66
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: PHILLIPS 66 3A, Lease No: 33149
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Operator failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.

TexLa



Lease 33149 - Oil
Phillips 66 3A
Barrels
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33149 - Gas
Phillips 66 3A
MCF
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: TEXACO "9", Lease No: 33329
Wells: 5 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,178,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to July 2000
Comments: Well produced very effectively to Technology until we had lightening strike. Furthermore all wells were open-hole-completed and not inducive to gas lift operations.


Lease 33329 - Oil
Texaco "9"
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 33329 - Gas
Texaco "9"
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14, Lease No: 33585

TexLa

Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2000
Comments: Well 1 was shut-in and P&A. Well 2 was a salt water disposal well. Wells 3 and 4 were producers and responded positively to Technology. This is a case where the infrastructure could not handle the pressure and volume due to the Technology. Compression stopped in October 2000.



Lease 33585 - Oil
Arco State 14
Barrels
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33585 - Gas
Arco State 14
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: TEXACO "23", Lease No: 33670
Wells: 3 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,871,200.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2001
Comments: The horizontal well was the only producer out of the three cluster wells. One of the vertical wells produced water for six months and then oil production began April 2000. Again the facilities were not conducive to the volume and pressure generated by the Technology



Lease 33670 - Oil
Texaco "23"
Barrels
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33670 - Gas
Texaco "23"
MCF
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: TEXACO REEVES BK, Lease No: 33947

TexLa

Wells: 2 **Depth:** 3,500 Ft

Replacement Well bore Cost: $847,000.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from April 1999 to July 2002

Comments: Pressure on Well 1 was over 6,000 psi and the infrastructure at the well head was 3,000 psi or less working pressure and for safety reasons we left the well in dormancy. Well 2 was a horizontal well that reacted positively with technology by producing close to 1,000 barrels a day and surface capacity to handle the liquid was not there, forcing us to shut-it the production.


Lease 33947 - Oil
Texaco Reeves BK
Barrels
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 33947 - Gas
Texaco Reeves BK
MCF
3000
2500
2000
1500
1000
500
0
Jan-98
May-98
Sep-98
Jan-99
May-99
Sep-99
Jan-00
May-00
Sep-00
Jan-01
May-01
Sep-01
Jan-02
May-02
Sep-02
Series1
Series2

Lease Name: AM REEVES, Lease No: 34146

TexLa

Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2002
Comments: All Reeves wells were shut in for many years and they were brought-in regularly upon availability of funds. Well responded positively to Technology and compression became an on and off problem.



Lease 34146 - Oil
AM Reeves
Barrels
20
18
16
14
12
10
8
6
4
2
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34146 - Gas
AM Reeves
MCF
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14A, Lease No: 34155

Wells: 4 **Depth:** 3,500 Ft

Replacement Well bore Cost: $1,694,500.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from March 1999 to October 2001

Comments: Well A-1 responded beautifully to the Technology and became the prime producer to this cluster. Well A-2 was designated and became a salt water disposal well due to location in the field. Well A-3 also became an excellent respondent to the Technology and also became one of the primary producers. Well A-4 had collapsed casing at the time of purchase which was not disclosed. Slim hole the production gas lift string and produced intermittently. In October 2001 the lease was confiscated by the State of Texas for lack of Royalty payment by the prior lease holder.


Lease 34155 - Oil
Arco State 14A
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 34155 - Gas
Arco State 14A
MCF
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE 26, Lease No: 34312

TexLa

Wells: 1 **Depth:** 3,300 Ft
Replacement Well bore Cost: $399,300.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1999 to October 2002
Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.



Lease 34312 - Oil
State 26
Barrels
25
20
15
10
5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34312 - Gas
State 26
MCF
900
800
700
600
500
400
300
200
100
0
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02

Lease Name: STATE 23, Lease No: 34464

Wells: 1 **Depth:** 3,500 Ft

Replacement Well bore Cost: $423,500.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from January 1999 to October 2002

Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.

TexLa



Lease 34464 - Oil
State 23
Barrels
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34464 - Gas
State 23
MCF
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Lease Name: ROBINSON, Lease No: 36098
Wells: 1 **Depth:** 3,170 Ft
Replacement Well bore Cost: $383,570.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to November 2002
Comments: Well responded very well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production or disposal. The well was produced intermittently until the end of November 2002.


Lease 36098 - Oil
Robinson
Barrels
0
1
2
3
4
5
6
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02


Lease 36098 - Gas
Robinson
MCF
0
10
20
30
40
50
60
70
80
90
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02

LSE/ID: 36098

Lease Name: REEVES -AM- FEE, Lease No: 036114, Well No: 1 **TexLa**
Wells: 1 **Depth:** 4,987 Ft
Replacement Well bore Cost: $603,430.00
Production History: Jan 1998 - Dec 2001
Technology: Applied from November 1998 to December 2001
Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in at the end of 2001.



Lease 036114 - Oil
Reeves-AM-Fee
120
100
80
60
40
20
0
Barrels
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02



Lease 036114 - Gas
Reeves-AM-Fee
160
140
120
100
80
60
40
20
0
MCF
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02

Lease Name: REEVES -AM- FEE, Lease No: 036115, Well No: 2
Wells: 1 **Depth:** 3,230 Ft
Replacement Well bore Cost: $390,830.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2002
Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in in October 2002.

TexLa


Lease 036115 - Oil
Reeves-AM-Fee
Barrels
100
90
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 066070, Well No: 1026
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 066070 - Oil
State of Texas 26
Barrels
500
450
400
350
300
250
200
150
100
50
0
35796
35886
35977
36069
36161
36251
36342
36434
36526
36617
36708
36800
36892
36982
37073
37165
37257
37347
37438



Lease 066070 - Gas
State of Texas 26
MCF
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 069567, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 069567 - Oil
State of Texas 26
Barrels
450
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 069568, Well No: 4
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 069568 - Oil
State of Texas
Barrels
200
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 069568

Lease Name: ARCO STATE 24, Lease No: 069586, Well No: 2
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa



Lease 069586 - Oil
Arco State 24
Barrels
0
100
200
300
400
500
600
700
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 069586 - Gas
Arco State 24
MCF
0
5
10
15
20
25
30
35
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069779, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa



Lease 069779 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069912, Well No: 4
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when the other wells could be connect those wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa


Lease 069912 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE 14, Lease No: 072948, Well No: 1
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 072948 - Oil
Anadarko State 14
Barrels
450
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 072948 - Gas
Anadarko State 14
MCF
18
16
14
12
10
8
6
4
2
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE 14, Lease No: 074167, Well No: 2

TexLa

Wells: 1 **Depth:** 3,500 Ft

Replacement Well bore Cost: $423,500.00

Production History: Jan 1998 - Dec 2002

Technology: Not Applied

Comments: Due to lack of funding Technology was not applied.



Lease 074167 - Oil
Anadarko State 14
Barrels
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE 14, Lease No: 075491, Well No: 3
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 075491 - Oil
Anadarko State 14
Barrels
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE 14, Lease No: 075724, Well No: 4
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 075724 - Oil
Anadarko State 14
Barrels
100
90
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE -R-, Lease No: 34463
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 34463 - Oil
Anadarko State
Barrels
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34463 - Gas
Anadarko State
MCF
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE, Lease No: 34313
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa


Lease 34313 - Oil
Anadarko State
Barrels
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 34313 - Gas
Anadarko State
MCF
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE -A-, Lease No: 34376
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa


Lease 34376 - Oil
Anadarko State
Barrels
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 34376 - Gas
Anadarko State
MCF
90
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STACK-STATE, Lease No: 34366

TexLa

Wells: 2 **Depth:** 3,500 Ft
Replacement Well bore Cost: $847,000.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.



Lease 34366 - Oil
Stack State
Barrels
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34366 - Gas
Stack State
MCF
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

United States Patent [19]

Parker et al.

[11] **Patent Number:** **4,896,725**

[45] **Date of Patent:** **Jan. 30, 1990**

[54] **IN-WELL HEAT EXCHANGE METHOD FOR IMPROVED RECOVERY OF SUBTERRANEAN FLUIDS WITH POOR FLOWABILITY**

[76] Inventors: Marvin T. Parker, 11506 Spring Glenn Dr., Houston, Tex. 77070; Peter J. Noonan, 24099 Shooting Star Dr., Golden, Colo. 80401

[21] Appl. No.: **206,135**

[22] Filed: **Jun. 13, 1988**

Related U.S. Application Data

[63] Continuation-in-part of Ser. No. 934,696, Nov. 25, 1986, abandoned.

[51] **Int. Cl.**[4] **E21B 43/24; E21B 43/40**

[52] **U.S. Cl.** **166/267; 166/57; 166/302; 166/372**

[58] **Field of Search** 166/302, 303, 272, 372, 166/267, 259, 263, 57; 417/55, 54; 299/3, 6, 7

[56] **References Cited**

U.S. PATENT DOCUMENTS

1,816,260	7/1931	Lee .	
2,034,798	3/1936	Clark	166/263
2,754,098	7/1956	Heinze	166/303 X
2,911,047	11/1959	Henderson	166/61
2,929,451	3/1960	Hurlstone et al.	166/303
3,003,555	10/1961	Freeman et al.	166/288
3,072,191	1/1963	Bond et al.	166/257
3,180,413	4/1965	Willman	166/272
3,260,308	7/1966	Cryer	166/267
3,284,281	11/1966	Thomas	166/259
3,289,763	12/1966	Belknap	166/303
3,312,281	4/1967	Belknap	166/303
3,379,247	4/1968	Santourian	166/272
3,393,733	7/1968	Kuo et al.	166/267
3,548,939	12/1970	Bennett	166/267
3,620,571	11/1971	Billings	166/303 X
3,948,323	4/1976	Sperry et al.	166/303
4,327,805	5/1982	Poston	166/272
4,362,213	12/1982	Tabor	166/267

OTHER PUBLICATIONS

Miller, "Gas-Lift Method of Flowing Oil Wells", Bulletin 323, Bureau of Mines, U.S. Dept. of Commerce, Sep. 29, 1930, pp. 35, 36, 41, 42, 98, 99 and 100.

Newberry et al., "Formation Damage Prevention Through Control of Paraffin and Asphaltene Deposition", SPE 13796 (1985), pp. 53–58 and Table 1, FIGS. 1–5.

Uren, *Petroleum Production Engineering, Oil Field Exploitation*, 3rd Edition, McGraw-Hill Book Co., N.Y., 1953, pp. 250–253.

Stang, H. R. & Soni, Y., "Saner Ranch Pilot Test of Fracture-Assisted Steamflood Technology", Journal of Petroleum Technology (Jun. 1987) pp. 684–696.

Tuttle, Robert N., "High Pour Point and Asphaltic Crude Oils and Condensates" Journal of Petroleum Technology (Jun. 1983), pp. 1192–1196.

Sifferman, Thomas R., "Flow Properties of Difficult to Handle Waxy Crude Oils", Journal of Petroleum Technology (Aug., 1979) pp. 1042–1050.

Matlanch, W. J. and Newberry, M. E., "Paraffin Deposition and Rheological Evaluation of High Wax Content Altamont Crude Crude Oils", SPE 11851 (1983), pp. 321–328.

Barker, K. M., "Formation Damage Related to Hot Oiling", SPE 16230 (1987) pp. 441–448.

Primary Examiner—Stephen J. Novosad

Attorney, Agent, or Firm—Pravel, Gambrell, Hewitt, Kimball & Krieger

[57] **ABSTRACT**

An in-well heat exchange method for improved recovery of subterranean fluids with poor flowability. The method includes conducting a fluid from a subterranean formation through a well in fluid communication therewith to the surface, and flowing a heated gas enriched in C_3 plus hydrocarbons from the surface into the well in heat exchange relationship with the fluid conducted from the formation. In one embodiment, the heated gas is injected into the subterranean fluid as a lift gas to artificially lift the subterranean fluid to the surface, wet gas is separated from the produced fluid, and a portion of the recovered gas is heated and compressed for recycle as the lift gas.

19 Claims, 3 Drawing Sheets




GROUND LEVEL

FIG. 1


5A
5B
5C
28
27
7

FIG. 2


ALTERNATE GAS SOURCE
155
156
PRODUCTION
WELL
143
HOT GAS
144
HEAT SOURCE
150
C
154
HEAT SOURCE (STORAGE TANKS)
OIL
OIL
H_2O
110
124
122
120
A
118
146
HEAT EXCHANGER
V
GAS LIFT VALVE
116
DISCHARGE
134
112
GAS COMPRESSOR
142
COOLED BYPASS GAS
132
114
148
130
SEPARATOR
F
136

FIG. 3

IN-WELL HEAT EXCHANGE METHOD FOR IMPROVED RECOVERY OF SUBTERRANEAN FLUIDS WITH POOR FLOWABILITY

This application is a continuation-in-part application of U.S. Ser. No. 934,696, filed on Nov. 25, 1986, now abandoned.

FIELD OF THE INVENTION

The present invention relates to a method of producing fluids from a subterranean formation which have poor flowability due to marked viscosity increases or fouling upon reduction of their temperature below that of the formations in which they occur, and particularly to the production of high viscosity, high pour point, high paraffin-based and/or high asphalt-based crude oils from low pressure reservoirs. The invention further relates to a method of descaling wells used in the production of fluids from subterranean formations.

BACKGROUND OF THE INVENTION

Fluids, such as crude oil, molten sulfur and geothermal brine, conducted from subterranean formations through wells contain dissolved or entrained gas, often referred to as "wet gas". Separators are conventionally employed to isolate the wet gas, water and desired crude oil. The isolated wet gas is then converted to a wide variety of transportation fuels and petrochemicals by further separating the C_1/C_2 dry gas fraction (natural gas) from the C_3-C_4 and C_5+ paraffin rich fraction. The C_1/C_2 dry gas fraction is ultimately used as natural gas fuel and is also converted to methanol by steam reforming. The C_3-C_4 and C_5+ fractions are converted to gasoline, distillate and lubricating oil by thermal cracking.

A commonly observed phenomenon in the production of such fluids as crude oil is the deposition of paraffin or asphaltene onto the walls of production tubing or the wellbore. Such precipitation occurs most readily at decreased operating temperatures and effectively reduces the cross-sectional area of the tubing thereby restricting the flow of the fluid. This problem becomes most severe as the crude flows up the well from the relatively hot reservoir to the relatively cool surface. While wells completed in many reservoirs may flow without artificial lift for several months, or even a year or more, production therefrom will eventually decline to a noneconomic rate due to such reduced reservoir pressures.

Concomitant with the reduced reservoir pressure, the crude becomes more and more viscous as the gas is removed therefrom. The problem is compounded because the lower production rate due to the decreased reservoir pressure increases the residence time of the crude in the production tubing, which in turn results in more heat lost by the crude to the surrounding formations as it travels up the well. This, in turn, increases the viscosity of the oil and further reduces the flow rate. A marked reduction in the flow rate is observed when the temperature of the oil in the wellbore falls below its cloud point and pour point.

Various methods, such as the application of hot oil, hot water and chemicals, have been employed for the removal of paraffin and/or asphaltene deposits from production tubing and wellbores. In particular, hot water has heretofore been employed in a heating string in conjunction with a power fluid system for a downhole hydraulic pump; the hot water and power fluid typically being conducted down the well in separate tubing strings and mixed with the reservoir effluent in the well annulus. However, it has been very expensive to heat the heating string, and to pump a sufficient quantity of the power fluid to the downhole pump at an effective pressure, typically 3000 psi.

While controlling depositions by the addition into the bore of chemicals such as solvents, dispersants, detergents and crystal modifiers has been further documented, such methods are likewise uneconomical since, in general, wells must be pre-treated and production ceased in most cases prior to their introduction.

An object of the present invention is to provide an efficient method and system for recovering subterranean fluids with temperature and/or chemical dependent limited flowability through the use of heated gas as a heat exchange medium in the well which maintains the fluid in a flowable state as it travels to the surface and during processing in surface facilities.

A further object of this invention is to provide a method for descaling a well with chemicals and heated gas.

SUMMARY OF THE INVENTION

The present invention provides in its broadest aspect a method for producing fluid from a subterranean formation through a well in fluid communication therewith. The method includes the steps of conducting the fluid from the subterranean formation up through the well to the surface, and conducting a gas from the surface into heat exchange relationship with the upward flowing fluid in the well with the gas being at a higher temperature than the upward flowing fluid. The heat exchange is preferably countercurrent, and the method may also include mixing the gas with the fluid at a point in the well beneath the surface, recovering gas from the fluid produced at the surface, heating at least a portion of the recovered gas, and recycling the heated gas as at least a part of the heat exchange gas.

As used hereinafter, the term "subterranean fluid" refers to any naturally occurring subterranean fluid or fluid obtained from subterranean modification processes, including, for example, crude oil, gas, condensate, molten sulfur and other molten minerals, water, brine, leached mineral solutions, and the like.

In another aspect, the invention provides a method for producing fluid from a subterranean formation through a well in fluid communication therewith. The method includes the steps of (a) conducting the fluid from the subterranean formation up through the well toward the surface; (b) introducing a gas into the fluid in the well at a point below the surface to enhance the fluidity thereof; and (c) conducting the gas down the well to the point of introduction into the fluid in countercurrent heat exchange with the enhanced fluid, with the gas being at a higher temperature than the enhanced fluid for a substantial extent of the well.

In still another aspect, the invention provides a method for producing fluid from a subterranean formation through a well in fluid communication therewith, which method includes the steps of (a) withdrawing fluid from the subterranean formation into the well, (b) enhancing the fluidity thereof in the well with lift gas, (c) producing the enhanced fluid at the surface, (d) separating and recovering wet gas from the produced fluid, (e) heating at least a portion of the recovered gas to a temperature above that of the enhanced fluid pro-

duced at the surface, (f) pumping the heated wet gas down into the well in heat exchange relationship with the enhanced fluid, and (g) using the gas pumped down the well in step (f) as lift gas in step (b). The lift gas may be admixed with the fluid at one or more gas lift valves positioned in the well near or above the subterranean formation at an effective depth beneath the surface to lift the fluid thereto.

Further, the present invention provides a method for producing fluid from a subterranean formation through a well in fluid communication therewith, which method includes the steps of (a) conducting fluid from the producing formation into the well; (b) heating and compressing a lift gas; (c) admixing the heated lift gas with the fluid at one or more gas lift valves positioned in the well near or above the producing formation at an effective depth beneath the surface to lift the fluid thereto; (d) placing the admixture in heat exchange relationship with the heated lift gas in the well prior to said admixture of the lift gas at the lift valve or valves, the lift gas being at a higher temperature than the admixture; (e) producing the admixture at the surface; and (f) recovering wet gas from the admixture produced at the surface, and recycling at least a portion of the recovered gas to the heating and compressing step. The admixture is preferably produced through a tubing string and the hot lift gas fed to the lift valve or valves through the annulus around the tubing in countercurrent heat exchange with the admixture. The method may be used with difficult-to-lift crudes such as oil having gravity of less than about 20° API, a paraffin content of more than about 5% by weight of the oil, and/or an asphalt content of more than about 5% by weight of the oil.

Still further, the invention provides a method for producing fluid from a subterranean formation through a well in fluid communication therewith, which method includes the steps of (a) conducting fluid from the producing formation into the well, the fluid having a high pour point and/or high paraffin or asphalt content, (b) introducing lift gas comprising a gas enriched in C_5+ hydrocarbons, into the well, the gas flowing down the well in heat exchange relationship with the fluid at a temperature effective to maintain the flowability of the fluid and to eliminate paraffin and asphalt buildup in the well at all depths thereof, and (c) injecting the gas into the fluid in the well at a depth, rate and pressure effective to fluidize and lift the fluid to the surface.

In yet another aspect, the invention provides a method for chemically descaling build-up materials, such as calcium carbonate, and removal of deposited paraffin and asphaltene from various surfaces of the well, which method includes the steps of conducting a gas and a chemical descaling agent into the well, the gas being at a higher temperature than the melting point of the deposited paraffin, asphaltene and other build-up.

In still another aspect, the invention provides an artificial lift system for producing fluid from a low pressure subterranean formation. The system includes a well in fluid communication with the formation, means for conducting fluid from the formation into the well, means for injecting lift gas into the fluid in the well at a depth, rate, temperature and pressure effective to lift the fluid to the surface, means for heating the lift gas to a temperature in excess of that of the fluid produced at the surface, and means for placing the heated lift gas in heat exchange relationship in the well with the fluid during the lifting of the fluid. The system may be used in conjunction with the production of crude oil which has a high cloud or pour point, high viscosity and/or a high paraffin or asphalt content. The injection means may be one or more lift valves spaced vertically along the well beneath the surface near or above the producing formation. The system preferably includes a centrally disposed production tubing string for conducting the fluid to the surface, and an annulus around the tubing for conducting the lift gas to the lift valve lift valves, or around the bottom of the tubing. The system may also include a separator means for recovering wet gas from the fluid produced at the surface, and means for recycling at least a portion of the recovered wet gas to the heating means. Further, the system may also include a means for introducing into the well an outside gas enriched in C_5+ hydrocarbons and may additionally comprise a means for introducing an outside gas into the well for mixing with either said wet gas or gas enriched in C_5+ hydrocarbons. Further, the system may also include a means for introducing into the well a chemical for descaling build-up materials from the various surfaces of the well.

A still further provision of the invention is the improvement of a method of producing hydrocarbon liquids with an artificial lift system by injecting lift gas to fluidize the liquid hydrocarbons at one or more gas lift valves vertically spaced along a well. The improvement comprises using a gas enriched in C_5+ hydrocarbons, such as wet gas as the lift gas, heating such lift gas and flowing it in heat exchange relationship with the fluidized hydrocarbons prior to its said injection.

In yet another provision of this invention is the process of adding a heated gas into crude oil (previously stored and recovered from subterranean foundations) prior to its introduction into the conduit leading to its final destination.

BRIEF DESCRIPTION OF THE FIGURES

The FIGS. 1, 2 and 3 schematically illustrate embodiments of the systems of the present invention, including the configuration of the well and surface equipment used therewith.

DESCRIPTION OF THE INVENTION

The present invention is generally applicable to the production of virtually any fluid from a subterranean formation through a well completed in conventional manner in fluid communication with the subterranean formation. Such subterranean fluids typically include oil, water, brine, molten sulfur and other molten minerals, saturated mineral leachants from solution mining processes, and the like. Such fluids may occur naturally, or may be obtained as a result of chemically or physically modifying naturally occurring subterranean substances or substances introduced into subterranean formations for the purposes of such modification. The production of such fluids is enhanced by heating because they generally have an improved flowability due to the higher temperature and concomitantly lower viscosity during their travel up the well to the surface.

The method of the invention is particularly attractive for enhancing the production of subterranean fluids which have limited flowability upon substantial reduction of the temperature below that of the subterranean formation from which they are taken. Limited flowability may result from solidification or marked increases in viscosity upon cooling as with heavy crude oils or crude oil with a relatively low cloud or pour point. Heavy oils generally include asphalt-based hydrocar-

bons having a gravity below 20° API, and especially in the range of 5°-10° API. A pour point below the ambient surface and/or subsurface temperature also results in an oil with limited flowability.

The term "limited flowability" as used in the present specification and claims is also descriptively inclusive of subterranean fluids containing components which tend to precipitate or deposit upon cooling to foul the wellbore conduit through which they are produced or surface facilities in which they are processed. Exemplary of such fluids are oil with a high paraffin content (i.e. more than 5% by weight of the oil) or high asphalt content (i.e. more than 5% by weight of the oil), saturated mineral solutions, and the like.

Subterranean formations generally include porous rock formations, and also subterranean cavities, whether naturally occurring or resulting from processes such as solution mining and the like. At reservoir conditions in such subterranean formations, the fluids contained therein are generally flowable to a well penetrating the formation. However, due to the thermal gradient of the earth's crust, the fluids normally experience a temperature drop as they are conducted up the well through gradually cooler formations until they reach the surface. As mentioned above, many fluids have limited flowability under such conditions. For convenience, reference is made hereinafter to crude oil with the understanding that other subterranean fluids may be processed according to the invention.

It has been discovered that the flowability of oil may be maintained by flowing a heated gas in the well in heat exchange relationship with the fluid from the reservoir as it is conducted up the well. The heated gas of this invention is enriched in C_5 plus hydrocarbons. While the gas employed is normally saturated, preferably supersaturated, with the C_5+ hydrocarbon fraction, the minimum amount of C_5+ hydrocarbons that can be employed in this invention is dependent upon the amount of wax or asphalt in the crude to be recovered. If the wax/asphalt content of the crude oil is low to moderate (0 to 15 wt. %), the minimum amount of C_5 plus fraction required is generally between 5 to 8 gallons per thousand cubic feet of recompressed gas. An increased C_5 plus fraction is required when the wax/asphalt content of the crude is in excess of 15%. Generally, about 12 to about 15 gallons of C_5 plus fractions per thousand cubic feet of recompressed gas is required in areas where the wax/asphalt content is greater than 15%, e.g., Wasatch crude produced in Altamont, Utah. Such crudes are further characterized by their higher pour points.

The requisite amount of C_5+ hydrocarbon employed in this invention can usually be obtained from the wet gas entrained in the fluid produced from the well. Following separating this wet gas may be recycled back into the well at elevated temperature. Further, such wet gas can be further saturated with a C_5 plus fraction previously separated and obtainable from an incoming gas line. Such fractions usually are characterized by an end boiling point of about 210° C. Still further, C_5+ enriched gas employed in this invention can be produced by mixing the C_5 plus fraction obtained by a method above with nitrogen, carbon dioxide, flue gas or natural gas.

The heated gas decreases the tackiness of the crude recovered attributed to the presence of paraffin and/or asphaltene. In particular, the viscosity index and pour point of the recovered crude are lower than that of the crude in the subterranean formation. Generally pour point and cloud point of the recovered crude is between 30° and 75° F. lower than those of the subterranean crude oil and these low indices are permanent and nonreversable.

Generally, the heat exchange should be sufficiently vertically extensive in the well, and the temperature of the heated gas sufficiently elevated with respect to the fluid flowing up the well along the vertical extent of the heat exchange therewith, to maintain the flowability of the subterranean fluid being conducted up the well at substantially all depths thereof. Preferably, the heating in the well is also sufficient to elevate and maintain the temperature of the fluid as it is processed in surface facilities associated with the well, such as lines, separators, storage tanks and the like. The flowability is maintained by maintaining the temperature of the fluid above its pour point and above the temperature at which any components in the fluid tend to precipitate or deposit to limit flowability.

The temperature of the heated gas and the vertical extent of the heat exchange, as well as the flow rate, pressure and type of gas used, depend on the conditions in which the method is employed. Typical factors influencing the required temperature of the heated gas include the depth, pressure and temperature of the producing formation, the oil production rate, the temperature at which limited flowability is experienced, the configuration of the well and the type of subterranean fluid produced. It is readily appreciated that in order to function as a heating medium, the gas conducted in the well for heat exchange purposes will need to be at least at a temperature higher than the crude oil which is being heated and produced (thereby for at least some distance or at some area in the well). In particular, it is the reduction of the pour point (attributed to the heated gas) which prevents the build-up of paraffin or asphaltene in the tubing and wellbore during production.

If the gas is exposed to or mixed with the fluid produced from the subterranean formations, it should generally be chemically nonreactive therewith at the downhole conditions.

The gaseous heat exchange medium may be compressed and heated as required by conventional compressors and heating units. Gas available at sufficient pressures may not require compression. Similarly, gas available at suitable temperatures may not require heating. Suitable heating means typically include steam and electrical resistance heaters, but preferably are direct gas or oil-fired heaters because of the generally ready availability of such fuels in the typically remote location of the well. In some instances, the temperature increase resulting from compression may be sufficient without a discrete heating step.

The heated gas used as the heat exchange medium may, following the heat exchange step, be advantageously mixed with the oil downhole, or it may be returned separately to the surface. It is also contemplated that the gaseous heating medium may be injected in the producing formation or another formation penetrated by the well or an offset well as desired. When the heated gas is mixed with the oil in the well, it can also function as a lift gas as in conventional gas lifting to fluidize and lift the reservoir fluid to the surface by expansion. Such gas lifting typically involves positioning one or more conventional gas lift valves spaced vertically in the well and injecting the lift gas into the oil in the well through the lift valves.

The heat exchange between the hot gas and the produced crude oil takes place in the well at a suitable surface provided therefore. Preferably, the crude oil is produced through a centrally disposed tubing in the wellbore, and the hot gas is conducted around the tubing through the annulus between the tubing and the casing or wall of the wellbore. It is also contemplated that the hot gas may be conducted through the tubing with the oil being produced through the annulus, or that the hot gas may be conducted through a heat string tubing into the annulus with the oil being produced through the production tubing. However, the former configuration is preferred since the hot gas flowing in the annulus functions as a thermal barrier to limit heat transfer from the crude oil plus heats the surrounding formations after a period of time as it ascends the tubing.

The heat exchange between the hot gas and the crude oil in the wellbore is preferably countercurrent as in the configuration wherein gas flows down the annulus and crude oil is conducted through the tubing. As the gas flows down the annulus, it transfers heat to the upwardly flowing oil, but the gas also loses some heat to the formations it traverses on its descent. While the gas may be at a higher temperature than the oil even at the point where it is admixed with the oil or otherwise disposed of, at some depth below the surface the gas may eventually reach a temperature about equal to that of the oil in the tubing at the same depth. At this "isothermal" depth, the gas is no longer in heat exchange with the oil, but the temperature at the isothermal depth should be sufficiently elevated that precipitation of paraffin or asphalt in the crude oil does not occur.

Below the isothermal depth the oil will be at an increasingly higher temperature as the depth of the producing formation is approached. Even below the isothermal depth, however, the gas may function as a thermal barrier because of its reduced thermal conductivity relative to a liquid or the surrounding formation, and may also be heated before admixture with the crude oil owing to the higher temperature of the formations traversed below the isothermal depth, thereby supplementing the overall thermal efficiency. By introducing the gas into the annulus at a sufficiently elevated temperature to maintain the flowability of the oil at all depths above the isothermal depth, the gas effectively maintains the crude oil in a flowable state at substantially all depths of the well.

Paraffin or asphaltene and other deposits may be removed by operation of the process of this invention as hereinabove described. Further, descaling may be achieved by the injection of a chemical additive into the well. Any chemical additive normally employed in descaling of wells may be used, such as those within the embodiments of the publication entitled "Formation Damage Prevention through the Control of Paraffin and Asphaltene Deposition", *Society of Petroleum Engineers of AIME* (1985) and the references cited and discussed therein, all of which is herein incorporated by reference.

Numerous salutary benefits stem from the present method. In the well, the heating of the oil improves the flowability thereof as it is conducted to the surface by reducing its viscosity, maintaining a temperature above the pour point of the oil, and eliminating buildup of paraffin, asphalt and other precipitates. This in turn increases the production rate by increasing the flow rate of the oil being conducted in the well, and also by reducing the frequency of maintenance of the well which would otherwise be associated with fouling of the tubing and fouling and breakdown of downhole pumps and other downhole equipment. In contrast to hot oil treatments and mechanical scraping of the production tubing heretofore required to remove paraffin deposits, no down time is necessary with the present method to remove such deposits. If the gas is hot enough to heat the producing formation in the vicinity of the wellbore, it is also contemplated that the production may be further enhanced by improving the flowability of the fluid in the formation adjacent the wellbore.

Especially when the heated gas is employed as lift gas in an artificial lift system, the energy requirements of producing the oil are significantly reduced in contrast to sucker rod pumps and downhole hydraulic jets and pumps. Even in comparison with conventional gas lift systems employing unheated gas at ambient surface temperatures, the present method improves efficiency by reducing the density of the lift gas and also by improving oil flowability as noted hereinabove.

With crude oil production from formations which eventually require some form of artificial lift system, the wells generally have to be reworked to install conventional lift systems such as sucker rod pumps or downhole hydraulic pumps. With the present lift system, however, the gas lift valve or valves can be installed with the original production tubing in anticipation of their eventual need. This is particularly advantageous in wells in which conventional gas lifting would not otherwise be feasible or economical.

At the surface, the relatively higher temperatures of the crude oil produced using the present method tends to reduce fouling and freezing of surface lines, separators and oil and water storage tanks. Further, the heated gas inhibits the fouling of separator dump valves, pressure regulators and other surface facility instrumentation, thereby reducing the frequency of the maintenance thereof and the concomitant production time lost during such maintenance. In most instances where it would otherwise be required, the necessity of insulating and heating surface lines, equipment and storage tanks is largely obviated by the higher wellhead temperatures obtained with the present method, except under extreme low temperature operating conditions. If desired, however, a portion of the heated gas can be diverted in lieu of using independent heating sources, to heat such surface lines, equipment and tanks. The higher temperature of the produced crude oil also improves the efficiency of gas-oil-water separators, and in instances where heated separators would otherwise be required, can obviate the need to provide such heating.

Further, the economics of the present method are enhanced by using a common compressor and/or heater for supplying the heated gas to a multiplicity of wells. This is in contrast to common power fluid systems for downhole hydraulic jets or pumps which can feasibly be used only with a limited number of closely spaced wells.

The present method also makes feasible the use of gas lift systems for heavy oils which would otherwise have such a limited flowability that downhole pumps or other mechanical lifting means would be required, and also for producing crude oil which could not be feasibly produced even with such mechanical lift systems. For example, sucker rods are not generally feasible in deep wells, e.g. 8,000-10,000 feet, or in deviated holes. In comparison with such mechanical lifting systems, it is

readily appreciated that the relatively frequent maintenance of such systems is eliminated by gas lifting of the heavy oil. Further, in comparison with power fluid/heat string systems, the additional tubing for the heat string may be entirely eliminated in the present method and system.

In those circumstances where injection of the heated gas is not possible, such as in a rod-pumping well, the heated gas employed in this invention may be directly added, if necessary, to stored and recovered crude oil, after it exits the storage tank and prior to its introduction into the desired pipeline tank, refinery, processing plant or other final destination in order to prevent deposition of paraffin.

DESCRIPTION OF PREFERRED EMBODIMENTS

Referring now to the schematic diagram seen in FIGS. 1 and 2, fluid withdrawn from a paraffin or asphalt-based hydrocarbon reservoir travels up the tubing 3 to the surface and then to separator 4. Water, oil and gas are removed from the separator 4 in storage tanks 5A, 5B, and 5C, respectively (FIG. 2) or via gas flowline 30 to a final stage cooler 27. Wet gas is removed from separator 4 and is transferred via flowline 13 to secondary separator 6 (along with compressed gas from 27) whereupon condensate C_5 plus is passed to storage tank 5C tank 9 via flowline 32 or to and then to suction compressor cooler 28. (Additional gas, if required, can be obtained from outside gas line 16). If desired, gas from separator 6 may be placed directly in sales line 15. Gas compressor 7 discharges via line 18 to heater 8 which in turn may be fed into well annulus 2. Prior to entry into the well annulus via discharge line 19, gas may be mixed with C_5 plus hydrocarbons stored in 5C and 9 via solvent discharge line 24 from in section pump 10. (Solvent can alternatively be pumped via exhaust line 26 back into production flowline 11). In order to descale depositions during production chemical agent may be discharged from storage 33 to injection pump 10 via discharge line 34.

In FIG. 3, a well W is completed in a paraffin-based hydrocarbon reservoir F according to conventional techniques. Fluid withdrawn from the reservoir F travels up the tubing 110. Heated lift gas travels down the annulus A between the tubing 110 and the casing C. The lift gas is then injected into the tubing 110 through one or more of the lift valves V at an effective depth. The lift gas in the annulus A heats and maintains the flowability of the fluidized oil in the tubing around which it descends before the gas is injected into the tubing.

Fluid produced via production tubing 110 is taken off in line 112 and processed in separator 114. Water and oil are removed from the separator 114 in lines 116 and 118 and kept in storage tanks 120, 122 and 124 as is conventional. Wet gas from the separator gas line 130 is introduced to the suction feed line 132 of gas compressor 134, or directly to a gas sales line 136 as desired.

Compressor 134 discharges compressed gas into discharge line 142 to heater 144. If desired, gas may be taken from line 142, cooled in exchanger 146, and placed directly in sales line 136 or recycled to the compressor suction feed line 132 through recycle line 148. Additional gas required for system may be obtained from alternate source through line 143.

Heater 144 may be a steam heater or an electrical resistance heater, but is preferably a gas or oil-fired direct combustion heater. Hot gas from the heater 144 in line 150 is fed to the well annulus A. At the wellhead, the heated gas is at a higher temperature than the produced mixture of oil, gas (including lift gas) and water in order to transfer heat from the lift gas in the annulus A to the contents of the tubing 110. If desired, a portion of the hot gas may be diverted from line 150 through line 154 for heating the oil storage tanks 122 and 124, and other surface equipment (not shown). If descaling of build-up is needed during crude oil production, chemical agent may be discharged from chemical storage tank 155 to chemical injection pump 156 into the well annulus A.

EXAMPLE 1

The method of the invention was used to produce oil from a well completed at a depth of 10,775 feet in the Glenrose formation in Houston County, Texas and was conducted in accordance with the schematic diagram represented by FIG. 3. The oil had a pour point of 48° F., a paraffin content of about 9.5%, a gravity of 60° API, a gas-oil ratio of about 4000:1, and a water-oil ratio of about 0.06:1. In warmer weather, the well was operated with conventional gas lifting and produced for four months at from 595 to 514 barrels of oil per month for an average of about 559 barrels per month. The formation temperature was 277° F., and with the conventional gas lift the wellhead temperature was about 75° F.

When the night-time temperatures began falling below 48° F. in the mid-fall, the production dropped below 400 barrels per month due to paraffin buildup in the tubing near the surface and in the surface instrumentation. The paraffin buildup in the tubing near the surface restricted the flow from the formation. Paraffin deposits in the pressure regulating valves periodically shut down the lift gas compressor. Also, the dump valves and source gas lines began to plug with paraffin, temporarily shutting down production while they were being cleaned. In addition, the fuel gas line and regulators started to solidify with paraffin deposits.

In mid-to-late fall, a 250,000 Btu/hr in-line heater was used to heat the wet gas compressed into the annulus. The temperature of the gas compressed into the annulus increased from about 35°-60° F. to about 200° F., and the wellhead temperature of the oil increased over a period of about 72 hours to about 90° F. This elevated temperature of the produced oil in turn brought the temperature of all the surface equipment to at least 60° F., and maintained this temperature. This largely eliminated the above-noted problems.

In addition to eliminating the problems associated with paraffin buildup, the production rate increased about 20% to over 650 barrels of oil per month. Also, using the heated gas eliminated the previous need to scrape the tubing twice a month to remove paraffin, eliminated the need to heat the oil storage tanks, eliminated the need for paraffin treating chemicals previously used in the surface equipment, reduced down time, and eliminated the need to remove water accumulated in the oil storage tanks entrained by the paraffin transferred thereto. Quite surprisingly, after several months of operation with the heated gas, the oil recovered from the separator was found to have a non reversable pour point of about −70° F., a paraffin content of about 13.5% and gravity of 63° API.

EXAMPLE 2

Another well was completed in the Edwards formation in Houston County, Texas, near the well of Exam-

ple 1 with about the same oil and reservoir properties. The well had a 2⅜ inch tubing and a 5 inch casing. Without artificial lift, the well spot-produced about 40 barrels of oil per month by leaving the well shut in and periodically opening the tubing valve. Compressed wet gas at about 800 psi and 200° F. was periodically injected into the annulus for storage purposes and to heat the production tubing, and was subsequently periodically withdrawn. The production rate thereafter increased to about 450 barrels of oil per month plus 3,450 thousand cubic feet (MCF) gas per month with well flowing on a continuous basis.

EXAMPLE 3

(This example was conducted in accordance with the schematic diagram represented by FIGS. 1 and 2.)

A well was recompleted at a depth of about 14,500 feet in the Altamont-Bluebell field in Uintah County, Utah. The oil had a pour point of about 117° F., a paraffin content of about 35%, a gravity of 45° API, and a gas-oil ratio of 1500:1. The bottomhole temperature was 225° F. A 3,000,000 Btu/hr boiler was used to heat water for surface equipment heating, including water and oil lines and storage tanks, and for supplying hot water at 160° F. to a 125 hp power fluid pump system. The power fluid pump supplied the 160° F. water to a downhole hydraulic pump at 3000 psi through a 2⅞ inch tubing string. The hydraulic pump pumped the crude oil from the reservoir to the surface in the annulus. A separate tubing string was also used to pump hot water at a low pressure to maintain the well temperature. The oil was separated at the surface with a 750,000 Btu/hr heater treater operating at about 160° F.

The power fluid pump system, the separate heating tubing string, and the downhole pump were replaced by a gas compressor, a 500,000 Btu/hr gas-fired in-line heater, and gas lift valves installed on a single production tubing string. To the wet gas recovered from the heater treater compressed to 800 psi in the compressor was added dirty naphtha, a C_5 plus by-product obtained from Coastal from a gas plant in Altamont, Utah. (A) representative sample of dirty naphtha contains:

COMPONENT	MOL %	LIQ VOL %
Propane	1	.72
Isobutane	1.02	.52
n-butane	3.64	2.86
Isopentane	3.48	3.18
n-pentane	7.35	6.64
C5 Plus	83.51	85.78
TOTAL	100%	100%

An average total of about 12 to about 15 gallons of C_5 plus per thousand cubic feet of recompressed gas was constantly added. The total gas was then heated in the in-line heater to about 350° F., and supplied to the gas lift valves through the annulus. The oil production rate subsequently increased about 33% and the gas production increased about 1000% due to reduced down time for periodic hot oil treatment and mechanical scraping of the production conduit. In addition, the produced oil was sufficiently hot to be separated without firing the heater-treater, and the elevated temperature of the produced fluid eliminated the need to heat the oil and water storage tanks and lines. Moreover, the monthly operating cost and energy requirements of the well were reduced by about 25%. The well could now be economically produced at 24 BOPD (barrels oil produced per day) in contrast to 45 BOPD with the previous system

EXAMPLE 4

A well similar to that of Example 3 was recompleted at a depth of about 8,900 feet in the Altamont-Bluebell field in Uintah. The oil had a pour point of about 112° F., a paraffin content of about 33%, a gravity of 46° API, and a gas-oil ratio of 500:1. The bottom hole temperature was 200° F. A 3,000,000 Btu/hr in line heater was used to heat water for surface equipment heating, including water and oil lines and storage tanks, and for supplying hot water at 160° F. to a 125 hp power fluid pump system. The power fluid pump supplied the 160° F. water to a downhole hydraulic pump at 3000 psi through a 2⅞inch tubing string. The hydraulic pump pumped the oil from the reservoir to the surface in the annulus. A separate tubing string was also used to pump hot water at a low pressure to maintain the well temperature. The oil was separated at the surface with a 750,000 Btu/hr heater treater operating at about 160° F.

The power fluid pump system, the separate heating tubing string, and the downhole pump were replaced by a gas compressor, a 500,000 Btu/hr gas-fired in-line heater, and gas lift valves installed on a single production tubing string. To the wet gas recovered from the heater treater compressed to 800 psi in the compressor was added dirty naphtha, a C_5 plus by-product obtained from Coastal from a gas plant in Altamont, Utah. (A representative sample of dirty naphtha contains:

COMPONENT	MOL %	LIQ VOL %
Propane	1	.72
Isobutane	1.02	.32
n-butane	3.64	2.86
Isopentane	3.48	3.18
n-pentane	7.35	6.64
C5 Plus	83.51	85.78
TOTAL	100%	100%

An average total of about 12 to about 15 gallons of C_5 glue per thousand cubic feet of recompressed gas was added. The total gas was then heated in the in-line heater to about 350° F., and supplied to the gas lift valves through the annulus. The oil production rate subsequently increased about 340% due to reduced down time for periodic hot oil treatment and mechanical scraping of the production conduit. In addition, the produced oil is sufficiently hot to be separated without firing the heater-treater, and the elevated temperature of the produced fluid eliminated the need to heat the oil and water storage tanks and lines. Moreover, the monthly operating cost and energy requirements of the well were reduced by about 25%. The well can now be economically produced at 24 BOPD (barrels oil produced per day) in contrast to 45 BOPD with the previous system.

EXAMPLE 5

A well located in the Denver-Julesberg Basin approximately 35 miles east of Denver, Colo. was treated with the process schematically represented by FIG. 3. The 7,800 foot well was completed without a packer utilizing a gas plunger lift system whose primary function was scraping paraffin and secondary function was artificially lifting the well. The well had less than 5% paraffin when first drilled and put on production, a gravity of

38° API, a current gas-oil ratio of 25,000:1, a bottom hole temperature of 218° F., an initial production of 288 BOPD and 496 thousand cubic feet of gas per day (MCFG/D). A 45 horsepower gas compressor, a 250,000 BTU/hour gas heater was used in conjunction with the existing production equipment. The heated wet gas was compressed and injected down the annulus. During the first 30 days the well produced crude oil with up to 95% paraffin as the wellbore, tubing and formation was cleaning up. After ninety days the well's gas production increased 57% with a slight increase in oil production and the well was flowing naturally with no further need for artificial lift. After six months the process was removed and the well's production decreased to 50 MCFG/D and 3 BOPD in less than three months.

EXAMPLE 6

Molten sulfur is recovered by injecting heated air, gas and/or water at about 350° F. through a plurality of injection wells in a typical five-spot pattern into a subterranean sulfur deposit. The heated gas and/or water melts the sulfur in the subterranean deposits. The sulfur is recovered through a tubing string using a lift gas supplied to the annulus at about 350° F. and injected into the sulfur in the tubing string just above the sulfur deposit through a gas lift valve.

The foregoing description of the invention is illustrative and explanatory thereof. Various changes in the materials, apparatus, and particular steps employed will occur to those skilled in the art. It is intended that all such variations within the scope and spirit of the appended claims be embraced thereby.

We claim:

1. A method for producing fluid from a subterranean formation wherein said fluid has a pour point lower than that of the fluid in the subterranean formation, comprising the steps of:

(a) conducting to the surface a fluid from subterranean formation through a well in fluid communication therewith; and

(b) flowing a gas enriched in C_5 plus hydrocarbons into the well in countercurrent heat exchange relationship with the fluid being conducted from the formation, the gas being at a higher temperature than the fluid conducted from the formation in at least a portion of the well.

2. The method of claim 1, further comprising:

recovering wet gas from the fluid produced at the surface;

heating at least a portion of the recovered wet gas; and

recycling the heated recovered wet gas as at least a part of the gas in step (b).

3. The method of claim 1, wherein the subterranean fluid comprises molten sulfur.

4. The method of claim 1, wherein the subterranean fluid comprises crude oil.

5. The method of claim 1, wherein the amount of C_5 plus hydrocarbon in the gas introduced into the well is about five to about eight gallons per thousand cubic feet of gas.

6. The method of claim 1, wherein the amount of C_5 plus hydrocarbon in the gas introduced into the well is about 12 to about 15 gallons per thousand cubic feet of gas.

7. A method for producing fluid from a subterranean formation through a well in fluid communication therewith, comprising the steps of:

(a) conducting fluid from the subterranean formation into the well;

(b) enhancing the fluidity thereof in the well with a lift gas;

(c) producing the enhanced fluid at the surface;

(d) separating and recovering wet gas from the produced fluid;

(e) heating at least a portion of the recovered wet gas to a temperature above that of the enhanced fluid produced at the surface;

(f) conducting the heated wet gas down into the well in heat exchange with the enhanced fluid; and

(g) using the wet gas conducted down the well in step (f) as the lift gas in step (b).

8. The method of claim 7, further comprising adding to said wet gas prior to step (e) a C_5 plus hydrocarbon.

9. The method of claim 7, wherein the fluid conducted from the subterranean formation comprises crude oil.

10. A method for producing fluid from a subterranean formation through a well in fluid communication therewith, comprising the steps of:

conducting fluid from the subterranean formation into the well;

heating and compressing a lift gas;

admixing the heated lift gas with the fluid at one or more gas lift valves positioned in the well near or above the producing formation at an effective depth beneath the surface to lift the fluid thereto;

placing the admixture in heat exchange relationship with the heated lift gas prior to said admixture of the lift gas, the lift gas being at a higher temperature than the admixture;

producing the admixture at the surface;

recovering wet gas from the admixture; and

recycling at least a portion of the recovered wet gas for use as said lift gas to the heating and compressing step.

11. The method of claim 10, wherein the admixture is produced through a tubing string centrally disposed in the well and the lift gas is conducted to the lift valve or valves through the annulus around the tubing in countercurrent heat exchange with the admixture.

12. The method of claim 10, wherein said fluid conducted from the formation comprises crude oil.

13. The method of claim 12, wherein the oil has a gravity less than about 20° API.

14. An artificial lift system for producing oil from a subterranean formation, comprising:

a well in fluid communication with the formation;

means for conducting crude oil from the formation into the well;

means for injecting lift gas into the crude oil in the well at a depth, rate, temperature and pressure effective to lift the crude oil to the surface;

means for heating the lift gas to a temperature in excess of that of the fluid produced at the surface;

means for placing the heated lift gas in heat exchange relationship in the well with the fluid being lifted to the surface;

separator means for recovering wet gas from the oil produced at the surface; and

means for recycling at least a portion of the recovered wet gas for use as said lift gas to the heat exchange means.

15. The system of claim 14, wherein the injection means comprises one or more lift valves spaced vertically in the well beneath the surface near or above the formation.

16. The system of claim 15, further comprising a common compressor system for supplying lift gas to a plurality of wells.

17. The system of claim 15, wherein the heating means is adapted to heat the lift gas for a plurality of wells.

18. The system of claim 15, wherein the crude oil is heavy crude oil or has a high viscosity or high paraffin or asphalt content.

19. In a method of producing hydrocarbon liquids with an artificial lift system by injecting lift gas to fluidize the liquid hydrocarbons at one or more gas lift valves vertically spaced along a well, the improvement comprising using a gas enriched in C_3 plus hydrocarbons as the lift gas, heating the lift gas and placing it in heat exchange relationship with the fluidized hydrocarbons prior to its said injection.

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